FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/96


CLASS A INTEREST SCHEDULE
    Prior Month Class A Principal Balance                                     73,780,187.00
    Class A Certificate Rate                                                           6.85%
    One twelfth of Class A Certificate Rate                                            0.57%
    Class A Certificate Interest                                                        N/A
    Prior Month Class A Overdue Interest                                                N/A

    Class A Interest Due                                                               0.00
    Class A Interest Paid                                                              0.00

    Current Month Class A Overdue Interest                                             0.00

CLASS A PRINCIPAL SCHEDULE

    Prior Month Class A Principal Balance                                     73,780,187.00
    Class A Percentage                                                                86.00%
    Base Principal Amount                                                      1,397,378.00
    Class A Base Principal Distribution Amount                                         0.00
    Prior Month Class A Overdue Principal                                              0.00
    Total A Note Principal Due                                                         0.00

    Class A Principal Paid                                                             0.00

    Class A Overdue Principal                                                          0.00
                                                                              -------------

    Current Month Class A Principal Balance                                   73,780,187.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/96


CLASS B-1 INTEREST SCHEDULE

    Prior Month Class B-1 Principal Balance                                    3,431,637.00
    Class B-1 Certificate Rate                                                         7.63%
    One twelfth of Class B-1 Certificate Rate                                          0.64%
    Class B-1 Certificate Interest                                                     N/A
    Prior Month Class B-1 Overdue Interest                                             N/A

    Class B-1 Interest Due                                                             0.00
    Class B-1 Interest Paid                                                            0.00

    Current Month Class B-1 Overdue Interest                                           0.00

CLASS B-1 PRINCIPAL SCHEDULE

    Prior Month Class B-1 Principal Balance                                    3,431,637.00
    Class B-1 Percentage                                                               4.00%
    Base Principal Amount                                                      1,397,387.00
    Class B-1 Base Principal Distribution Amount                                       0.00
    Prior Month B-1 Overdue Principal                                                  0.00
    Total B-1 Note Principal Due                                                       0.00
                        -                                                      ------------

    Class B-1 Principal Paid                                                           0.00


    Class B-1 Overdue Principal                                                        0.00

    Current Month Class B-1 Principal Balance                                  3,431,637.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/96


CLASS B-2 INTEREST SCHEDULE

    Prior Month Class B-2 Principal Balance                                    3,431,637.00
    Class B-2 Certificate Rate                                                         8.17%
    One twelfth of Class B-2 Certificate Rate                                          0.68%
    Class B-2 Certificate Interest                                                     0.00
    Prior Month Class B-2 Overdue Interest                                             0.00

    Class B-2 Interest Due                                                             0.00
    Class B-2 Interest Paid                                                            0.00

    Current Month Class B-2 Overdue Interest                                           0.00

CLASS B-2 PRINCIPAL SCHEDULE

    Prior Month Class B-2 Principal Balance                                    3,431,637.00
    Class B-2 Percentage                                                               4.00%
    Base Principal Amount                                                      1,397,387.00
    Class B-2 Base Principal Distribution Amount                                       0.00
    Prior Month B-1 Overdue Principal                                                  0.00
    Total B-1 Note Principal Due                                                       0.00

    Class B-2 Principal Paid                                                           0.00

    Class B-2 Overdue Principal                                                        0.00

    Current Month Class B-2 Principal Balance                                  3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/96


SERVICING FEE SCHEDULE

    Prior Month ADCPB                               85,790,915.00
    Servicer Fee Rate                                      0.5000%
    One-twelfth                                            0.0417%
    Servicer Fee                                              N/A

    Prior Servicer Fee Arrearage                             0.00
    Servicer Fee Due                                         0.00

    Servicer Fee Paid                                        0.00

    Current Servicing Fee Arrearage                          0.00

BACK-UP SERVICING FEE SCHEDULE

    Prior Month ADCPB                               85,790,915.00
    Back-Up Servicer Fee Rate                              0.0130%
    One-twelfth                                            0.0011%
    Back-up Servicer Fee                                      N/A

    Prior Back-Up Servicer Fee Arrearage                     0.00
    Total Back-Up Servicer Fee Due                           0.00

    Back-Up Servicer Fee Paid                                0.00

    Current Back-Up Servicing Fee Arrearage                  0.00


TRUSTEE FEE SCHEDULE

    Trustee Fee                                            291.67
    Trustee Fee Rate                                       0.0100%

    Prior Trustee Fee Arrearage                              0.00
    Total Trustee Fee Due                                    0.00

    Trustee Fee Paid                                         0.00

    Current Trustee Fee Arrearage                            0.00


CERTIFICATE PREMIUM SCHEDULE

    Initial Class A Balance                         73,780,187.00
    Premium Rate                                           0.0000%
    Prior Premium Arrearage                                  0.00
    Premium Amount Due                                       0.00

    Premium Amount Paid                                      0.00

    Current Premium Arrearage                                0.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/96

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
    10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i) A Delinquency Trigger Event has occur and is continuing; or

(j) An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/96

RESTRICTING EVENT CALCULATIONS

          (a)  Event of Servicer Termination (Yes/No)                 No
                                                               ---------------

          (b)  Certificate Insurer makes an Insured Payment           No
                                                               ---------------

          (a)  Gross Charge-Off Event (Yes/No)                        No
                                                               ---------------

          (b)  Delinquency Trigger Event                              No
                                                               ---------------

Events of Servicer Termination

   (i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section 11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

   (ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
          Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

   (iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
          (a)(iii)]

   (iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

   (v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

   (vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any vourt of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

   (vii) A petition against he Servicer in a proceeding under applicable bankruptcy laws or their insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdication, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

   (viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

   (ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/96


    GROSS CHARGE-OFFS

                                   Gross                          Gross                        Monthly
                                 Defaults       Recoveries     Charge-Offs       ADLB        Charge-Offs
                                 --------       ----------     -----------    ----------     -----------
             2 months prior        N/A              N/A             N/A              N/A         N/A
             1 month prior         N/A              N/A             N/A              N/A         N/A
             Current                 0                0               0       84,393,537        0.00%


                               Gross Charge-Off Ratio:                                          0.00%
                               Maximum Charge-Off Ratio:                                        2.50%


    30+ DELINQUENCIES

                                                                                 Monthly
                               Delinquencies         ADCPB                    Delinquencies
                               -------------      -----------                 -------------
             2 months prior            N/A               N/A                        N/A
             1 month prior             N/A               N/A                        N/A
             Current month       1,928,902        84,393,537                       2.29%

                               Delinquency Ratio:                                  2.29%

                              Maximum Delinquency Ratio:                           6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/96
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults                                      No
                                                        ---------------

      (b)  Issuer Delinquency Ratio                            No
                                                        ---------------


GROSS DEFAULTS

                                                                      Monthly
                               Gross Defaults        ADCPB          Charge-Offs
                               --------------     ----------        -----------
             Current                  0           84,393,537           0.00%


                    i A        Subordinated Percentage                10.00%
                      B        WAL of Remaining Leases                 2.33
                   ii          Two
                               Trigger (i/ii)                          2.14%




ISSUER DELINQUENCY RATIO (90+ DAYS)

                                                                    Monthly
                               Delinquencies        ADCPB        Delinquencies
                               -------------      ----------     -------------
             2 months prior          N/A                 N/A          N/A
             1 month prior           N/A                 N/A          N/A
             Current month             0          84,393,537         0.00%


                               Delinquency Ratio:                    0.00%
                               Maximum Delinquency Ratio:            2.50%


    EARLY AMORTIZATION EVENT

        (1)  Is Subordinate Interest less than 8.86% of ADLB?       No
                                                               -------------

        (2)  Has a Gross Charge-Off Event Occurred?                 No
                                                               -------------

        (3)  Has a Delinquency Event Occurred?                      No
                                                               -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/96

         Aging/Delinquency Statistics

                                                                                          % of
                                                                       ADLB               Total
                                                                    ----------
         Current                                                    82,361,155           97.71%
         31-60 Days Past Due                                         1,664,321            1.97%
         61-90 Days Past Due                                           264,581            0.31%
         91+ Days Past Due                                                   0            0.00%

         Total                                                      84,290,057          100.00%


         Certificate Factors

         Class A Notes                                               1.0000000
         Class B-1 Notes                                             1.0000000
         Class B-2 Notes                                             1.0000000


         Substitution Limits [Section 7]

         Initial ADCPB                                           85,790,915.00
         Maximum Substitution (10% of Initial)                    8,579,091.50
         Maximum Substitution for Defaulted Contracts
          (5% of Initial)                                         4,289,545.75

         Prior month ADCPB Substituted                                    0.00
         Current month ADCPB Substituted                            118,645.27
         Cumulative ADCPB Substituted                               118,645.27

         Prior month ADCPB Substituted for Defaulted Contracts            0.00
         Current month ADCPB Substituted Defaulted Contracts              0.00
         Cumulative ADCPB Substituted for Defaulted Contracts             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.

MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/96

                                                                                                 New Transf.
                                                                                    Security     Property
                                                         Loxbox       Collection    Deposit      Funding  Intra-Month  Payment Date
                                                         Account      Account       Account      Account  Distribution Distributions
----------------------------------------------------------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                               55,198.12       0.00      127,333.91     0.00        0.00         0.00


LOCKBOX ACCOUNT
     Collections Received [5.02 (b)(d)]               1,895,835.29
     Payments with respect to Maintenance,
     Taxes or Assessments 0.002 (c)(h)]                                                                       0.00
     Excluded Amounts [5.02 (d)][Definition]           (715,286.12)                                           0.00
     Collections on Deposit due Collection
     Account [5.02                                   (1,185,534.98)

COLLECTION ACCOUNT
     Aggregate Amount of Actual Payments [6.01 b (i)]                1,185,534.98
     Add: Servicer Advances [5.03][6.01 b (ii)]                        740,580.27
     Add: Sch. Payments, Final Payments or Purchase Option
          from Sec. Deposit Account [6.01 b (iii)]                           0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                     0.00
     Add: Any Investment Earnings [6.01 b (v)]                               0.00
     Add: Deposits from New Transferred Property Funding
          Account [6.01 b (vi)                                               0.00
     Add: Amount Payable to Class A Certificateholders
          under 6.04 d [6.01 b(vii)]                                         0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]      0.00
     Add: Servicing Deposits Related to Prepayment                         181.97
     Add: Offset Amount as Provided by 5.12 [6.01 c]                         0.00
     Less: Amounts transferred to the New Transferred Property
           Funding Account [6.01 d]                                 (1,397,378.00)
     Less: Amounts Servicer Advanced but deems
           uncollectible [6.01 d]                                            0.00

SECURITY DEPOSIT ACCOUNT
     Add: Security Deposits [6.02 b]                                                     0.00
     Less: Amounts to Collection Account [6.02 c]                                     (181.97)


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i]            1,397,378.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                 0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        (1,397,378.00)

ENDING ACCOUNT BALANCES                                  50,212.31     528,919.22  127,151.94         0.00         0.00    0.00

-------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/96

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                           1,926,297.22


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [60.00b (i)]                    0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account[6.05 b (ii)]                 0.00


     (iii)    Aggregate of: [6.06 b (iii)]
              (A) Unreimbursed Servicer Advances from current collection period                           0.00
              (B) Unreimbursed Servicer Advances from prior collection period                             0.00
              (C) Servicing Charges inadvertently deposited in Collection Account                         0.00

     (iv)     Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                     0.00

     (v)      Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                         0.00

     (vi)     Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b(vii)]                       0.00

     (vii)    Class A Certificate Interest and Overdue Class A Interest [6.06b(vii)]                      0.00

     (viii)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.05b (viii)]                0.00


     (ix)     Class B-2 Certificate Interest and Overdue Class B-2 Interest [0.00b (ix)]                  0.00


     (x)      Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]          0.00

     (xi)     Any amounts due Servicer under 9.03 [6.06 b (xi)]                                           0.00

     (xii)    To the Servicer Security Deposit Refund under 6.02 C                                      181.97

     (xiii)   To the depositor the lessor of Base Principal Amount or ADCPB
              new Contracts transferred to the Trust, [6.06 b (xii)]                                      0.00

              If less than the Base Principal Amount, the remainder to the
              New Transferred Property Funding Account [6.06 b (xii)]                                     0.00

     (ix)     To the Holder of the Trust Certificate any remaining amounts 737.25b (xiii)]                0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 5/1/96
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                  0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                              0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)    Unreimbursed Servicer Advances from prior periods                                                   0.00
             (B)    Servicer Fee and unpaid Servicer Fee                                                                0.00
             (C)    Servicing Charges inadvertently deposited in Collection Account                                     0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                    0.00

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                        0.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                      0.00

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                   0.00

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                              0.00

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                                0.00

     (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                     0.00

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                        0.00

     (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]               0.00
             provided no restricting event exists

     (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]              0.00
             provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                         0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                                  0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                               0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96


CLASS A INTEREST SCHEDULE

    Prior Month Class A Principal Balance                                     73,780,187.00
    Class A Certificate Rate                                                           6.85%
    One twelfth of Class A Certificate Rate                                            0.57%
    Class A Certificate Interest                                                 421,161.90
    Prior Month Class A Overdue Interest                                               0.00

    Class A Interest Due                                                         421,161.90
    Class A Interest Paid                                                        421,161.90

    Current Month Class A Overdue Interest                                             0.00

CLASS A PRINCIPAL SCHEDULE

    Prior Month Class A Principal Balance                                     73,780,187.00
    Class A Percentage                                                                86.00%
    Base Principal Amount                                                      1,665,336.89
    Class A Base Principal Distribution Amount                                         0.00
    Prior Month Class A Overdue Principal                                              0.00
    Total A Note Principal Due                                                         0.00

    Class A Principal Paid                                                             0.00

    Class A Overdue Principal                                                          0.00

    Current Month Class A Principal Balance                                   73,780,187.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96


CLASS B-1 INTEREST SCHEDULE

    Prior Month Class B-1 Principal Balance                                    3,431,637.00
    Class B-1 Certificate Rate                                                         7.63%
    One twelfth of Class B-1 Certificate Rate                                          0.64%
    Class B-1 Certificate Interest                                                21,819.49
    Prior Month Class B-1 Overdue Interest                                             0.00

    Class B-1 Interest Due                                                        21,819.49
    Class B-1 Interest Paid                                                       21,819.49

    Current Month Class B-1 Overdue Interest                                           0.00

CLASS B-1 PRINCIPAL SCHEDULE

    Prior Month Class B-1 Principal Balance                                    3,431,637.00
    Class B-1 Percentage                                                               4.00%
    Base Principal Amount                                                      1,665,336.89
    Class B-1 Base Principal Distribution Amount                                       0.00
    Prior Month B-1 Overdue Principal                                                  0.00
    Total B-1 Note Principal Due                                                       0.00
                                                                                       ----

    Class B-1 Principal Paid                                                           0.00


    Class B-1 Overdue Principal                                                        0.00

    Current Month Class B-1 Principal Balance                                  3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96


CLASS B-2 INTEREST SCHEDULE

    Prior Month Class B-2 Principal Balance                                    3,431,637.00
    Class B-2 Certificate Rate                                                         8.17%
    One twelfth of Class B-2 Certificate Rate                                          0.68%
    Class B-2 Certificate Interest                                                23,363.73
    Prior Month Class B-2 Overdue Interest                                             0.00

    Class B-2 Interest Due                                                        23,363.73
    Class B-2 Interest Paid                                                       23,363.73

    Current Month Class B-2 Overdue Interest                                           0.00

CLASS B-2 PRINCIPAL SCHEDULE

    Prior Month Class B-2 Principal Balance                                    3,431,637.00
    Class B-2 Percentage                                                               4.00%
    Base Principal Amount                                                      1,665,336.89
    Class B-2 Base Principal Distribution Amount                                       0.00
    Prior Month B-1 Overdue Principal                                                  0.00
    Total B-1 Note Principal Due                                                       0.00

    Class B-2 Principal Paid                                                           0.00

    Class B-2 Overdue Principal                                                        0.00

    Current Month Class B-2 Principal Balance                                  3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96


SERVICING FEE SCHEDULE

    Prior Month ADCPB                                  85,790,984
    Servicer Fee Rate                                      0.5000%
    One-twelfth                                            0.0417%
    Servicer Fee                                        35,746.24

    Prior Servicer Fee Arrearage                             0.00
    Servicer Fee Due                                    35,746.24

    Servicer Fee Paid                                   35,746.24

    Current Servicing Fee Arrearage                          0.00

BACK-UP SERVICING FEE SCHEDULE

    Prior Month ADCPB                                  85,790,984
    Back-Up Servicer Fee Rate                              0.0130%
    One-twelfth                                            0.0011%
    Back-up Servicer Fee                                   929.40

    Prior Back-Up Servicer Fee Arrearage                     0.00
    Total Back-Up Servicer Fee Due                         929.40

    Back-Up Servicer Fee Paid                              929.40

    Current Back-Up Servicing Fee Arrearage                  0.00


TRUSTEE FEE SCHEDULE

    Trustee Fee                                            291.67
    Trustee Fee Rate                                       0.0100%

    Prior Trustee Fee Arrearage                              0.00
    Total Trustee Fee Due                                  291.67

    Trustee Fee Paid                                       291.67

    Current Trustee Fee Arrearage                            0.00


CERTIFICATE PREMIUM SCHEDULE

    Initial Class A Balance                         73,780,187.00
    Premium Rate                                           0.0208%
    Prior Premium Arrearage                                  0.00
    Premium Amount Due                                       0.00

    Premium Amount Paid                                 15,371.00

    Current Premium Arrearage                           15,371.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
    10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i) A Delinquency Trigger Event has occur and is continuing; or

(j) An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96

RESTRICTING EVENT CALCULATIONS

   (a)  Event of Servicer Termination (Yes/No)                   No
                                                           ---------------

   (b)  Certificate Insurer makes an Insured Payment             No
                                                           ---------------

   (a)  Gross Charge-Off Event (Yes/No)                          No
                                                           ---------------

   (b)  Delinquency Trigger Event                                No
                                                           ---------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a)(ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(ii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
       (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any vourt of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against he Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdication, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

                                      Page

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96


GROSS CHARGE-OFFS (>=160)

                                    Gross                            Gross                          Monthly
                                   Defaults       Recoveries       Charge-Offs        ADCPB        Charge-Offs
                                   --------       ----------       -----------        -----        -----------
         2 months prior               N/A              N/A             N/A               N/A            N/A
         1 month prior                  0                0               0        84,393,537           0.00%
         Current                        0                0               0        84,125,647           0.00%


                               Gross Charge-Off Ratio:                                                 0.00%
                               Maximum Charge-Off Ratio:                                               2.50%


    30+ DELINQUENCIES

                                                                               Monthly
                               Delinquencies       ADCPB                    Delinquencies
                               -------------       -----                    -------------
         2 months prior                  N/A           N/A                            N/A
         1 month prior             1,928,902    84,393,537                           2.29%
         Current month             2,599,721    84,125,647                           3.09%

                               Delinquency Ratio:                                    2.69%
                               Maximum Delinquency Ratio:                            6.00%


                                      Page

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96
ISSUER RESTRICTING EVENT CALCULATIONS

     (a)  Gross Defaults (>=180)                          No
                                                    ---------------

     (b)  Issuer Delinquency Ratio                        No
                                                    ---------------


    GROSS DEFAULTS (>=180)

                                                                      Monthly
                               Gross Defaults           ADCPB       Charge-Offs
                               --------------           -----       -----------
             Current                  0                84,125,647       0.00%


                    i A        Subordinated Percentage                 10.00%
                      B        WAL of Remaining Leases                  2.29
                   ii          Two
                               Trigger (i/ii)                           2.18%




    ISSUER DELINQUENCY RATIO (90+ DAYS)

                                                                 Monthly
                               Delinquencies       ADCPB       Delinquencies
                               -------------       -----       -------------
             2 months prior              N/A               N/A          N/A
             1 month prior                 0        84,393,537          0.00%
             Current month            28,306        84,125,647          0.03%


                               Delinquency Ratio:                       0.02%
                               Maximum Delinquency Ratio:               2.50%


    EARLY AMORTIZATION EVENT

        (1)  Is Subordinate Interest less than 8.86% of ADLB?       No
                                                               -------------

        (2)  Has a Gross Charge-Off Event Occurred?                 No
                                                               -------------

        (3)  Has a Delinquency Event Occurred?                      No
                                                               -------------



                                      Page

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96

         Aging/Delinquency Statistics

                                                                                              % of
                                                                            ADLB             Total
         Current                                                         81,544,788          96.91%
         31-60 Days Past Due                                              1,911,545           2.27%
         61-90 Days Past Due                                                659,869           0.78%
         91+ Days Past Due                                                   28,306           0.03%

         Total                                                           84,144,509         100.00%


         Certificate Factors

         Class A Notes                                                    1.0000000
         Class B-1 Notes                                                  1.0000000
         Class B-2 Notes                                                  1.0000000


         Substitution Limits [Section 7]

         Initial ADCPB                                                85,790,915.00
         Maximum Substitution (10% of Initial)                         8,579,091.50
         Maximum Substitution for Defaulted Contracts (5% of Initial)  4,289,545.75

         Prior month ADCPB Substituted                                   118,645.27
         Current month ADCPB Substituted                                 371,503.95
         Cumulative ADCPB Substituted                                    490,149.22

         Prior month ADCPB Substituted for Defaulted Contracts                 0.00
         Current month ADCPB Substituted Defaulted Contracts                   0.00
         Cumulative ADCPB Substituted for Defaulted Contracts                  0.00


                                      Page

-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.

MONTHLY SERVICER CERTIFICATE                                                                     New Transf.
FOR THE COLLECTION PERIOD ENDING 6/1/96                                           Security  Property
                                                      Loxbox      Collection       Deposit   Funding   Intra-Month   Payment Date
                                                      Account      Account         Account   Account   Distribution  Distributions
-----------------------------------------------------------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                 0.00

LOCKBOX ACCOUNT
     Collections Received [5.02 (b)(d)]             2,080,145.99
     Payments with respect to Maintenance, Taxes
     or Assessments [5.02 (c)(h)]                           0.00
     Excluded Amounts [5.02(d)][Definition]          (788,889.97)
     Collections on Deposit due Collection
     Account [5.02(d)]                             (1,260,169.34)
     Excluded Amounts not yet transferred             624,190.09
     Payments due Collection Acct. from last
     2 business days                                   96,534.82
     Payments deposited to Lockbox Account in error    61,112.76
                                                   -------------
Ending Balance                                        812,924.35


COLLECTION ACCOUNT
     BEGINNING BALANCE                                                      0.00

     Aggregate Amount of Actual Payments [6.01 b (i)]               1,488,083.92
     Add: Servicer Advances [5.03][6.01 b (ii)]                             0.00
     Add: Sch. Payments, Final Payments or Purchase Option from
          Sec. Deposit Account [6.01 b (iii)]                               0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                    0.00
     Add: Any Investment Earnings [6.01 b (v)]                          1,731.32
     Add: Deposits from New Transferred Property Funding Account
          [6.01 b(vi)]                                                      0.00
     Add: Amount Payable to Class A Certificateholders under
          6.04 d [6.01 b(vii)]                                              0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]     0.00
     Add: Security Deposits Related to Prepayment                           0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                        0.00
     Less: Amounts transferred to the New Transferred Property
           Funding Account [6.01 d]                                         0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]       0.00
     Less: Payments due Collection Acct. from last 2 business days    (96,534.82)
     Less: Payments not yet transferred to the Collection Account    (131,379.76)
                                                                     ------------
     Ending Balance @ 5/31/96                                        1,261,900.66

     Add: Servicer Advances to be deposited on Determination Date     752,376.14
     Add: Payments due Collection Acct from last  2 business days      96,534.82
     Add: Payments not yet transferred to the Collection Account      131,379.76
     Add: Amounts to Collection Account from Security Deposit
          Account [6.07e]                                                 725.01
                                                                    ------------
     Adjusted Collection Account Balance                            2,242,916.39


SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                  0.00
     Add: Balance deposited on closing date                                        127,151.94
     Add: Security Deposits [6.02 b]                                                     0.00
     Less: Amounts to Collection Account [6.02 c]                                        0.00
     Add:  Investment Earnings                                                         305.28
                                                                                   ----------

     Ending Balance @ 5/31/96                                                      127,457.22

     Less: Amounts to Collection Account [6.02 c]                                     (725.01)

     Adjusted Security Deposit  Account Balance                                    126,732.21


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                            0.00
     Add: Amount Transferred from Collection Account in consid. of New
          Trans. Property [6.05 i 1]                                                              0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property
           [6.05 iii]                                                                             0.00
                                                                                                  ----
     Ending Balance @ 5/31/96                                                                     0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans.
          Property [6.05 i])                                                              1,665,336.89

     Less:Amount Transferred from Collection Account in consid. of New Trans.
          Property [6.05iii]                                                             (1,665,336.89)
                                                                                         -------------
     Adjusted New Transferred Property Funding Account Balance                                    0.00






-------------------------------------------------------------------------------



                                      Page

-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                      2,242,916.39


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [60.00b (i)]

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06b(i)]              0.00
             b (ii)]

     (iii)   Aggregate of: [6.06 b (iii)]
             (A) Unreimbursed Servicer Advances from current collection period                       0.00
             (B) Unreimbursed Servicer Advances from prior collection period                         0.00
             (C) Servicing Charges inadvertently deposited in Collection Account                     0.00

     (iv)    Current and unpaid Servicing Fees                                                  35,746.24

     (v)     Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                               929.40

     (vi)    Premium Amount due on Payment Date and unpaid Premiums [6.06 b]                         0.00

     (vii)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06v(vii)]                  291.67

     (viii)  Class A Certificate Interest and Overdue Class A
             Interest [6.06b(vii)]                                                             421,161.90

     (ix)    Class B-1 Certificate Interest and Overdue Class B-1 Inter                         21,819.49
             [6.06 b(viii)]

     (x)     Class B-2 Certificate Interest and Overdue Class B-2 Inter                         23,363.73
             [6.06 b(ix)]

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment                        0.00
             Date [6.06 b (x)]

     (xii)   Any amounts due Servicer under 9.03 [6.06 b (xi)]                                       0.00

     (xiii)  To the Servicer Security Deposit Refund under 6.02 C                                  725.01

     (ix)    To the depositor the lessor of Base Principal Amount or ADCPS new
             Contracts transferred to the Trust, [6.06 b (xii)]                              1,665,336.89

             If less than the Base Principal Amount, the remainder to the
             New Transferred Property Funding Account [6.06 b (xii)]                                 0.00

     (x)     To the Holder of the Trust Certificate any remaining amounts                       73,542.06
             [6.06b (xiii)]




                                      Page

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 6/1/96
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                  0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                              0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)    Unreimbursed Servicer Advances from prior periods                                                   0.00
             (B)    Servicer Fee and unpaid Servicer Fee                                                                0.00
             (C)    Servicing Charges inadvertently deposited in Collection Account                                     0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                    0.00

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                        0.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                      0.00

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                   0.00

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                              0.00

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                                0.00

     (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                     0.00

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                        0.00

     (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]               0.00
             provided no restricting event exists

     (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]              0.00
             provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                         0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                                  0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                               0.00


     REVIEWED BY:



     --------------------------------------------------
     SANDY B. HO
     SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER


                                      Page

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/96


CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        73,780,187.00
     Class A Certificate Rate                                              6.85%
     One twelfth of Class A Certificate Rate                               0.57%
     Class A Certificate Interest                                    421,161.90
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            421,161.90
     Class A Interest Paid                                           421,161.90

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        73,780,187.00
     Class A Percentage                                                   86.00%
     Base Principal Amount                                         1,591,633.67
     Class A Base Principal Distribution Amount                            0.00
     Prior Month Class A Overdue Principal                                 0.00
     Total A Note Principal Due                                            0.00

     Class A Principal Paid                                                0.00

     Class A Overdue Principal                                             0.00

     Current Month Class A Principal Balance                      73,780,187.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/96


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       3,431,637.00
     Class B-1 Certificate Rate                                            7.63%
     One twelfth of Class B-1 Certificate Rate                             0.64%
     Class B-1 Certificate Interest                                   21,819.49
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                           21,819.49
     Class B-1 Interest Paid                                          21,819.49

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       3,431,637.00
     Class B-1 Percentage                                                  4.00%
     Base Principal Amount                                         1,591,633.67
     Class B-1 Base Principal Distribution Amount                          0.00
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                          0.00
                                                                           ----

     Class B-1 Principal Paid                                              0.00


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/96


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       3,431,637.00
     Class B-2 Certificate Rate                                            8.17%
     One twelfth of Class B-2 Certificate Rate                             0.68%
     Class B-2 Certificate Interest                                   23,363.73
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                           23,363.73
     Class B-2 Interest Paid                                          23,363.73

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       3,431,637.00
     Class B-2 Percentage                                                  4.00%
     Base Principal Amount                                         1,591,633.67
     Class B-2 Base Principal Distribution Amount                          0.00
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                          0.00

     Class B-2 Principal Paid                                              0.00

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/96


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      85,791,611
     Servicer Fee Rate                                          0.5000%
     One-twelfth                                                0.0417%
     Servicer Fee                                            35,746.50

     Prior Servicer Fee Arrearage                                 0.00
     Servicer Fee Due                                        35,746.50

     Servicer Fee Paid                                       35,746.50

     Current Servicing Fee Arrearage                              0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      85,791,611
     Back-Up Servicer Fee Rate                                  0.0130%
     One-twelfth                                                0.0011%
     Back-up Servicer Fee                                       929.41

     Prior Back-Up Servicer Fee Arrearage                         0.00
     Total Back-Up Servicer Fee Due                             929.41

     Back-Up Servicer Fee Paid                                  929.41

     Current Back-Up Servicing Fee Arrearage                      0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                291.67
     Trustee Fee Rate                                           0.0100%

     Prior Trustee Fee Arrearage                                  0.00
     Total Trustee Fee Due                                      291.67

     Trustee Fee Paid                                           291.67

     Current Trustee Fee Arrearage                                0.00

CERTIFICATE PREMIUM SCHEDULE

     Initial Class A Balance                             73,780,187.00
     Premium Rate                                               0.0208%
     Prior Premium Arrearage                                      0.00
     Premium Amount Due                                           0.00

     Premium Amount Paid                                     15,371.00

     Current Premium Arrearage                               15,371.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/96

Early Amortization Events

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/96

   RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                    No
                                                                -------------

      (b)  Certificate Insurer makes an Insured Payment              No
                                                                -------------

      (a)  Gross Charge-Off Event (Yes/No)                           No
                                                                -------------

      (b)  Delinquency Trigger Event                                 No
                                                                -------------

Events of Servicer Termination

   (i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
         11.01 (a)(ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

   (ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
         Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

   (iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

   (iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

   (v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

   (vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any vourt of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

   (vii) A petition against he Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdication, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

   (viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

   (ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/96


   GROSS CHARGE-OFFS (>=160)

                                  Gross                        Gross                      Monthly
                                 Defaults     Recoveries    Charge-Offs     ADCPB       Charge-Offs
                                 --------     ----------    -----------   ----------    -----------
              2 months prior          0             0              0      84,393,537        0.00%
              1 month prior           0             0              0      84,125,647        0.00%
              Current                 0             0              0      84,145,443        0.00%


                               Gross Charge-Off Ratio:                                      0.00%
                               Maximum Charge-Off Ratio:                                    2.50%


   30+ DELINQUENCIES

                                                                            Monthly
                               Delinquencies        ADCPB                 Delinquencies
                               -------------     ----------               -------------
              2 months prior       1,928,902     84,393,537                    2.29%
              1 month prior        2,599,721     84,125,647                    3.09%
              Current month        2,687,262     84,145,443                    3.19%

                               Delinquency Ratio:                              2.86%
                               Maximum Delinquency Ratio:                      6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/96
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                     No
                                                                -------------

      (b)  Issuer Delinquency Ratio                                   No
                                                                -------------


GROSS DEFAULTS (>=180)

                                                                 Monthly
                               Gross Defaults      ADCPB       Charge-Offs
                               --------------   ----------     -----------
              Current                  0        84,145,443        0.00%


                    i A        Subordinated Percentage           10.00%
                      B        WAL of Remaining Leases            2.17
                   ii          Two
                               Trigger (i/ii)                     2.31%




ISSUER DELINQUENCY RATIO (90+ DAYS)

                                                                 Monthly
                               Delinquencies       ADCPB       Delinquencies
                               -------------    ----------     -------------
            2 months prior             0        84,393,537         0.00%
            1 month prior          28,306       84,125,647         0.03%
            Current month         214,664       84,145,443         0.26%


                               Delinquency Ratio:                  0.10%
                               Maximum Delinquency Ratio:          2.50%


EARLY AMORTIZATION EVENT

    (1)  Is Subordinate Interest less than 8.86% of ADCPB?       No
                                                            -------------

    (2)  Has a Gross Charge-Off Event Occurred?                  No
                                                            -------------

    (3)  Has a Delinquency Event Occurred?                       No
                                                            -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/96

         Aging/Delinquency Statistics

                                                                                                      % of
                                                                                   ADCPB              Total
         Current                                                                 81,458,181           96.81%
         31-60 Days Past Due                                                      1,788,182            2.13%
         61-90 Days Past Due                                                        684,416            0.81%
         91+ Days Past Due                                                          214,664            0.26%

         Total                                                                   84,145,443          100.00%


         Certificate Factors

         Class A Notes                                                            1.0000000
         Class B-1 Notes                                                          1.0000000
         Class B-2 Notes                                                          1.0000000


         Substitution Limits [Section 7]

         Initial ADCPB                                                        85,790,915.00
         Maximum Substitution (10% of Initial)                                 8,579,091.50
         Maximum Substitution for Defaulted Contracts (5% of Initial)          4,289,545.75

         Prior month ADCPB Substituted                                           371,503.95
         Current month ADCPB Substituted                                         237,565.11
         Cumulative ADCPB Substituted                                            727,714.33

         Prior month ADCPB Substituted for Defaulted Contracts                         0.00
         Current month ADCPB Substituted Defaulted Contracts                           0.00
         Cumulative ADCPB Substituted for Defaulted Contracts                          0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/96

                                                                                              New Transf.
                                                                                     Security  Property
                                                             Loxbox      Collection  Deposit   Funding   Intra-Month   Payment Date
                                                             Account      Account    Account   Account  Distributions  Distributions
-----------------------------------------------------------------------------------------------------------------------------------

 BEGINNING ACCOUNT BALANCES                                 812,924.35

LOCKBOX ACCOUNT
     Transfer of prior period Payments yet transferred to
     Collection                                            (131,379.76)
     Transfer of prior period Excluded Amounts not yet
     transferred                                           (624,190.09)
     Collections Received [5.02 (b)(d)]                   2,133,646.74
     Excluded Amounts [5.02(d)][Definition]                (798,890.30)
     Collections on Deposit due Collection Account
     [5.02 (d)]                                          (1,146,901.84)

     Ending Balance @ 7/1/96                                245,209.10


COLLECTION ACCOUNT
     BEGINNING BALANCE                                                     1,261,900.66

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 6/1/96
     Add:  Servicer Advance                                                  752,376.14
     Add:  Payments due Collection Account from last 2 business days          96,534.82
     Add:  Add'l transfers                                                   131,379.76
     Add: Amounts to Collection Acct from Security deposit account               725.01
     Less: Total distributions on 6/10/96                                 (2,242,916.39)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 7/1/96
     Aggregate Amount of Actual Payments [6.01 b (i)]                      1,180,421.53
     Add: Servicer Advances [5.03][6.01 b (ii)]                                    0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec.
          Deposit Account [6.01 b(iii)]                                            0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                           0.00
     Add: Any Investment Earnings [6.01 b (v)]                                 2,684.69
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]     0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]  0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]            0.00
     Add: Security Deposits Related to Prepayment                                  0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                               0.00
     Less: Amounts transferred to the New Transferred Property Funding
           Account [6.01 d]                                                        0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]              0.00
     Less: Payments due Collection Acct. from last 2 business days          (130,054.51)


     Ending Balance @ 7/1/96                                                1,053,051.71

     Add: Servicer Advances to be deposited on Determination Date             828,858.24
     Add:Payments due Collection Acct from last  2 business days              130,054.51
     Add: Payments not yet transferred to the Collection Account              115,408.48
     Less:  Excluded Amts. transferred to the Collection Account               (4,700.21)
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]      0.00

     Adjusted Collection Account Balance                                    2,122,672.73

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/96

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                     126,732.21
     Add: Balance deposited on closing date                                                       0.00
     Add: Security Deposits [6.02 b]                                                              0.00
     Less: Amounts to Collection Account [6.02 c]                                                 0.00
     Add:  Investment Earnings                                                                  538.54

     Ending Balance @ 5/31/96                                                               127,270.75

     Less: Amounts to Collection Account [6.02 c]                                                 0.00

     Adjusted Security Deposit  Account Balance                                             127,270.75


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                         0.00
     -----------------
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]              0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                             0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]             0.00
                                                                                                               ----

     Ending Balance @ 5/31/96                                                                                  0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      1,591,633.67

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]    (1,591,633.67)

     Adjusted New Transferred Property Funding Account Balance                                                 0.00


-------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/96

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                      2,122,672.73


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06
            b (ii)                                                                                   0.00

     (iii)  Aggregate of: [6.06 b (iii)]
            (A) Unreimbursed Servicer Advances from current collection period                        0.00
            (B) Unreimbursed Servicer Advances from prior collection period                          0.00
            (C) Servicing Charges inadvertently deposited in Collection
            Account                                                                                  0.00

     (iv)   Current and unpaid Servicing Fees                                                   35,746.50

     (v)    Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                929.41

     (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                 15,371.00

     (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                  291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b
            (vii)]                                                                             421,161.90

     (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b(viii)]        21,819.49

     (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b(xi)]          23,363.73

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06b(x)]         0.00

     (xii)  Any amounts due Servicer under 9.03 [6.06 b (xi)]                                        0.00

     (xiii) To the Servicer Security Deposit Refund under 6.02 C                                     0.00

     (ix)   To the depositor the lessor of Base Principal Amount or ADCPB new
            Contracts transferred to the Trust, [6.06 b (xii)]                               1,591,633.67

            If less than the Base Principal Amount, the remainder to he New
            Transferred Property Funding Account [6.06 b (xii)]                                      0.00

     (x)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]        12,355.36

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 7/1/96
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                       0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                   0.00

     (iii)  Aggregate of: [6.06 c (iii)]
            (A)     Unreimbursed Servicer Advances from prior periods                                       0.00
            (B)     Servicer Fee and unpaid Servicer Fee                                                    0.00
            (C)     Servicing Charges inadvertently deposited in Collection Account                         0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                         0.00

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                             0.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                           0.00

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                        0.00

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                   0.00

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                     0.00

     (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]          0.00

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]             0.00

     (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]    0.00
            provided no restricting event exists

     (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]   0.00
            provided no restricting event or issuer restricting event exists

     (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                              0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in                       0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                    0.00


REVIEWED BY:



--------------------------------------------------------
SANDY B. HO
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96

ADCPB BALANCE

Prior Month ADCPB                                                   85,791,611.02
Initial ADCPB                                                       85,790,915.00
Current Month ADCPB (Before addition of New Property)               84,136,906.13
Base Principal Amount (Prior - Current)                              1,654,704.88
Add:  ADCPB of New Transferred Property                              1,654,218.35
Ending ADCPB (Current + ADCPB of New Property)                      85,791,124.49

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                          73,780,187.00
     Class A Certificate Rate                                                6.85%
     One twelfth of Class A Certificate Rate                                 0.57%
     Class A Certificate Interest                                      421,161.90
     Prior Month Class A Overdue Interest                                    0.00

     Class A Interest Due                                              421,161.90
     Class A Interest Paid                                             421,161.90

     Current Month Class A Overdue Interest                                  0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                          73,780,187.00
     Class A Percentage                                                     86.00%
     Base Principal Amount                                           1,654,704.88
     Class A Base Principal Distribution Amount                              0.00
     Prior Month Class A Overdue Principal                                   0.00
     Total A Note Principal Due                                              0.00

     Class A Principal Paid                                                  0.00

     Class A Overdue Principal                                               0.00

     Current Month Class A Principal Balance                        73,780,187.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                         3,431,637.00
     Class B-1 Certificate Rate                                              7.63%
     One twelfth of Class B-1 Certificate Rate                               0.64%
     Class B-1 Certificate Interest                                     21,819.49
     Prior Month Class B-1 Overdue Interest                                  0.00

     Class B-1 Interest Due                                             21,819.49
     Class B-1 Interest Paid                                            21,819.49

     Current Month Class B-1 Overdue Interest                                0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                         3,431,637.00
     Class B-1 Percentage                                                    4.00%
     Base Principal Amount                                           1,654,704.88
     Class B-1 Base Principal Distribution Amount                            0.00
     Prior Month B-1 Overdue Principal                                       0.00
     Total B-1 Note Principal Due                                            0.00
                                                                             ----

     Class B-1 Principal Paid                                                0.00


     Class B-1 Overdue Principal                                             0.00

     Current Month Class B-1 Principal Balance                       3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                         3,431,637.00
     Class B-2 Certificate Rate                                              8.17%
     One twelfth of Class B-2 Certificate Rate                               0.68%
     Class B-2 Certificate Interest                                     23,363.73
     Prior Month Class B-2 Overdue Interest                                  0.00

     Class B-2 Interest Due                                             23,363.73
     Class B-2 Interest Paid                                            23,363.73

     Current Month Class B-2 Overdue Interest                                0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                         3,431,637.00
     Class B-2 Percentage                                                    4.00%
     Base Principal Amount                                           1,654,704.88
     Class B-2 Base Principal Distribution Amount                            0.00
     Prior Month B-1 Overdue Principal                                       0.00
     Total B-1 Note Principal Due                                            0.00

     Class B-2 Principal Paid                                                0.00

     Class B-2 Overdue Principal                                             0.00

     Current Month Class B-2 Principal Balance                       3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      85,791,611
     Servicer Fee Rate                                          0.5000%
     One-twelfth                                                0.0417%
     Servicer Fee                                            35,746.50

     Prior Servicer Fee Arrearage                                 0.00
     Servicer Fee Due                                        35,746.50

     Servicer Fee Paid                                       35,746.50

     Current Servicing Fee Arrearage                              0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      85,791,611
     Back-Up Servicer Fee Rate                                  0.0130%
     One-twelfth                                                0.0011%
     Back-up Servicer Fee                                       929.41

     Prior Back-Up Servicer Fee Arrearage                         0.00
     Total Back-Up Servicer Fee Due                             929.41

     Back-Up Servicer Fee Paid                                  929.41

     Current Back-Up Servicing Fee Arrearage                      0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                291.67
     Trustee Fee Rate                                           0.0100%

     Prior Trustee Fee Arrearage                                  0.00
     Total Trustee Fee Due                                      291.67

     Trustee Fee Paid                                           291.67

     Current Trustee Fee Arrearage                                0.00


CERTIFICATE PREMIUM SCHEDULE

     Initial Class A Balance                             73,780,187.00
     Premium Rate                                               0.0208%
     Prior Premium Arrearage                                      0.00
     Premium Amount Due                                           0.00

     Premium Amount Paid                                     15,371.00

     Current Premium Arrearage                               15,371.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96

Early Amortization Events

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occur and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96

RESTRICTING EVENT CALCULATIONS

     (a)  Event of Servicer Termination (Yes/No)                   No
                                                              -------------

     (b)  Certificate Insurer makes an Insured Payment             No
                                                              -------------

     (a)  Gross Charge-Off Event (Yes/No)                          No
                                                              -------------

     (b)  Delinquency Trigger Event                                No
                                                              -------------

Events of Servicer Termination

   (i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
         11.01 (a)(ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

   (ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
         Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

   (iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

   (iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

   (v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

   (vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any vourt of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

   (vii) A petition against he Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdication, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

  (viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

   (ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96


GROSS CHARGE-OFFS (>=160)

                                 Gross                         Gross                   Monthly
                                Defaults      Recoveries    Charge-Offs      ADCPB    Charge-Offs
                                --------      ----------    -----------      -----    -----------
              2 months prior        0               0              0      84,125,647       0.00%
              1 month prior         0               0              0      84,145,443       0.00%
              Current               0               0              0      83,999,395       0.00%


                              Gross Charge-Off Ratio:                                      0.00%
                              Maximum Charge-Off Ratio:                                    2.50%


   30+ DELINQUENCIES

                                    Monthly
                                 Delinquencies         ADCPB        Delinquencies
                                 -------------         -----        -------------
              2 months prior      2,599,721          84,125,647         3.09%
              1 month prior       2,687,262          84,145,443         3.19%
              Current month       3,881,760          83,999,395         4.62%

                              Delinquency Ratio:                        3.64%
                              Maximum Delinquency Ratio:                6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                     No
                                                                 -------------

      (b)  Issuer Delinquency Ratio                                   No
                                                                 -------------


   GROSS DEFAULTS (>=180)

                                                                    Monthly
                                  Gross Defaults       ADCPB       Charge-Offs
                                  --------------       -----       -----------
              Current                     0          83,999,395        0.00%


                    i A       Subordinated Percentage                 10.00%
                      B       WAL of Remaining Leases                  2.25
                   ii         Two
                              Trigger (i/ii)                           2.22%




   ISSUER DELINQUENCY RATIO (90+ DAYS)

                                                                    Monthly
                                 Delinquencies       ADCPB       Delinquencies
                                 -------------       -----       -------------
              2 months prior         28,306        84,125,647         0.03%
              1 month prior         214,664        84,145,443         0.26%
              Current month         553,629        83,999,395         0.66%


                              Delinquency Ratio:                      0.32%
                              Maximum Delinquency Ratio:              2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?     No
                                                            ------------

      (2)  Has a Gross Charge-Off Event Occurred?                No
                                                            ------------

      (3)  Has a Delinquency Event Occurred?                     No
                                                            ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96

         Aging/Delinquency Statistics

                                                                                                     % of
                                                                                   ADCPB             Total
         Current                                                                 80,117,636          95.38%
         31-60 Days Past Due                                                      2,756,339           3.28%
         61-90 Days Past Due                                                        571,791           0.68%
         91+ Days Past Due                                                          553,629           0.66%
                                                                                 ----------

         Total                                                                   83,999,395         100.00%


         Certificate Factors

         Class A Notes                                                            1.0000000
         Class B-1 Notes                                                          1.0000000
         Class B-2 Notes                                                          1.0000000


         Substitution Limits [Section 7]

         Initial ADCPB                                                        85,790,915.00
         Maximum Substitution (10% of Initial)                                 8,579,091.50
         Maximum Substitution for Defaulted Contracts (5% of Initial)          4,289,545.75

         Prior month ADCPB Substituted                                           237,565.11
         Current month ADCPB Substituted                                         182,319.51
         Cumulative ADCPB Substituted                                            910,033.84

         Prior month ADCPB Substituted for Defaulted Contracts                         0.00
         Current month ADCPB Substituted Defaulted Contracts                           0.00
         Cumulative ADCPB Substituted for Defaulted Contracts                          0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96

                                                                                                        New Transf.
                                                                                   Security              Property
                                                           Loxbox      Collection   Deposit   Funding   Intra-Month   Payment Date
                                                           Account       Account    Account   Account  Distributions  Distributions
-----------------------------------------------------------------------------------------------------------------------------------
BEGINNING ACCOUNT BALANCES                                245,209.10

LOCKBOX ACCOUNT
   Transfer of prior period Payments not yet
   transferred to Collection Account                     (130,054.51)
   Transfer of prior period Excluded Amounts not
   yet transferred                                        (36,340.01)
   Collections Received [5.02 (b)(d)]                   2,216,903.80
   Excluded Amounts [5.02 (d)][Definition]               (848,325.09)
   Collections on Deposit due Collection Account
   [5.02 (d)]                                          (1,154,111.26)

   Ending Balance @ 8/1/96                                293,282.03


COLLECTION ACCOUNT
   BEGINNING BALANCE @ 7/1/96                                           1,053,051.71

   ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 7/1/96
   Add: Servicer Advance                                                  828,858.24
   Add: Payments due Collection Account from last 2 business days         130,054.51
   Add: Add'l transfers                                                   115,408.48
   Less: Return of Prior month Excluded Amts. sent to Collection
         Acct. in error                                                    (4,700.21)
   Add:  Amounts to Collection Acct from Security deposit account               0.00
   Less: Total distributions on 7/10/96                                (2,122,672.73)
   ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 8/1/96
   Aggregate Amount of Actual Payments [6.01 b (i)]                     1,263,033.62
   Add: Servicer Advances [5.03][6.01 b (ii)]                                   0.00
   Add: Sch. Payments, Final Payments or Purchase Option from Sec.
        Deposit Account [6.01 b(iii)]                                           0.00
   Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                          0.00
   Add: Any Investment Earnings [6.01 b (v)]                                3,470.07
   Add: Deposits from New Transferred Property Funding Account
        [6.01 b (vi)]                                                           0.00
   Add: Amount Payable to Class A Certificateholders under 6.04 d
        [6.01 b (vii)]                                                          0.00
   Add: Advance Payments Due and Owing for Collection Period [6.01 c]           0.00
   Add: Security Deposits Related to Prepayment                                 0.00
   Add: Offset Amount as Provided by 5.12 [6.01 c]                              0.00
   Less: Amounts transferred to the New Transferred Property Funding
         Account [6.01 d]                                                       0.00
   Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]             0.00
   Less: Payments due Collection Acct. from last 2 business days in
         calendar mo.                                                    (122,829.49)

   Ending Balance @ 7/31/96                                             1,143,674.20

   Add: Payment transferred to Coll. Acct. from 2 days prior               13,907.13

   Ending Balance @ 8/1/96                                              1,157,581.33

   Add: Servicer Advances to be deposited on Determination Date           751,058.64
   Add: Payments due Collection Acct from last 2 business days            217,619.98
   Add: Payments not yet transferred to the Collection Account             72,562.76
   Add: Amounts to Collection Account from Security Deposit Account
        [6.02 c]                                                                0.00
                                                                        ------------
   Adjusted Collection Account Balance                                  2,198,822.71

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                     127,270.75
     Add: Balance deposited on closing date                                                       0.00
     Add: Security Deposits [6.02 b]                                                              0.00
     Less: Amounts to Collection Account [6.02 c]                                                 0.00
     Add:  Investment Earnings                                                                  562.57
                                                                                                ------

     Ending Balance @ 5/31/96                                                               127,833.32

     Less: Amounts to Collection Account [6.02 c]                                                 0.00

     Adjusted Security Deposit  Account Balance                                             127,833.32


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                         0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]              0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                             0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]             0.00
                                                                                                               ----

     Ending Balance @ 7/31/96                                                                                  0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      1,654,218.35

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]    (1,654,218.35)

     Adjusted New Transferred Property Funding Account Balance                                                 0.00


-------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                       2,198,822.71


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                 0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 (ii)                0.00

     (iii)  Aggregate of: [6.06 b (iii)]
            (A) Unreimbursed Servicer Advances from current collection period                         0.00
            (B) Unreimbursed Servicer Advances from prior collection period                           0.00
            (C) Servicing Charges inadvertently deposited in Collection Account                       0.00

     (iv)   Current and unpaid Servicing Fees                                                    35,746.50

     (v)    Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                 929.41

     (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                  30,742.00

     (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                   291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]            421,161.90

     (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b(viii0]         21,819.49

     (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b(ix)            23,363.73

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date
            [6.06 b(x)]                                                                               0.00

     (xii)  Any amounts due Servicer under 9.03 [6.06 b (xi)]                                         0.00

     (xiii) To the Servicer Security Deposit Refund under 6.02 C                                      0.00

     (ix)   To the depositor the lesser of Base Principal Amount or ADCPB new
            Contracts transferred to the Trust, [6.06 b (xii)]                                1,654,704.88

            If less than the Base Principal Amount, the remainder to the New
            Transferred Property Funding Account [6.06 b (xii)]                                       0.00

     (x)    To the Holder of the Trust Certificate any remaining amounts [6.06 b(x)]             10,063.12

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                  0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                              0.00

     (iii)  Aggregate of: [6.06 c (iii)]
            (A)     Unreimbursed Servicer Advances from prior periods                                                  0.00
            (B)     Servicer Fee and unpaid Servicer Fee                                                               0.00
            (C)     Servicing Charges inadvertently deposited in Collection Account                                    0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                    0.00

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                        0.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                      0.00

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                   0.00

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                              0.00

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                                0.00

     (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                     0.00

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                        0.00

     (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]               0.00
            provided no restricting event exists

     (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]              0.00
            provided no restricting event or issuer restricting event exists

     (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                         0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in                                  0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                               0.00


     REVIEWED BY:



     --------------------------------------------------------
     SANDY B. HO
     SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/96

ADCPB BALANCE

Prior Month ADCPB                                                   85,791,124.49
Initial ADCPB                                                       85,790,915.00
Current Month ADCPB (Before addition of New Property)               84,123,762.26
Base Principal Amount (Prior - Current)                              1,667,362.22
Add:  ADCPB of New Transferred Property                              1,670,586.92
Ending ADCPB (Current + ADCPB of New Property)                      85,794,349.18

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                          73,780,187.00
     Class A Certificate Rate                                                6.85%
     One twelfth of Class A Certificate Rate                                 0.57%
     Class A Certificate Interest                                      421,161.90
     Prior Month Class A Overdue Interest                                    0.00

     Class A Interest Due                                              421,161.90
     Class A Interest Paid                                             421,161.90

     Current Month Class A Overdue Interest                                  0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                          73,780,187.00
     Class A Percentage                                                     86.00%
     Base Principal Amount                                           1,667,362.22
     Class A Base Principal Distribution Amount                              0.00
     Prior Month Class A Overdue Principal                                   0.00
     Total A Note Principal Due                                              0.00

     Class A Principal Paid                                                  0.00

     Class A Overdue Principal                                               0.00

     Current Month Class A Principal Balance                        73,780,187.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/96


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                         3,431,637.00
     Class B-1 Certificate Rate                                              7.63%
     One twelfth of Class B-1 Certificate Rate                               0.64%
     Class B-1 Certificate Interest                                     21,819.49
     Prior Month Class B-1 Overdue Interest                                  0.00

     Class B-1 Interest Due                                             21,819.49
     Class B-1 Interest Paid                                            21,819.49

     Current Month Class B-1 Overdue Interest                                0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                         3,431,637.00
     Class B-1 Percentage                                                    4.00%
     Base Principal Amount                                           1,667,362.22
     Class B-1 Base Principal Distribution Amount                            0.00
     Prior Month B-1 Overdue Principal                                       0.00
     Total B-1 Note Principal Due                                            0.00
                                                                             ----

     Class B-1 Principal Paid                                                0.00


     Class B-1 Overdue Principal                                             0.00

     Current Month Class B-1 Principal Balance                       3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/96


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                         3,431,637.00
     Class B-2 Certificate Rate                                              8.17%
     One twelfth of Class B-2 Certificate Rate                               0.68%
     Class B-2 Certificate Interest                                     23,363.73
     Prior Month Class B-2 Overdue Interest                                  0.00

     Class B-2 Interest Due                                             23,363.73
     Class B-2 Interest Paid                                            23,363.73

     Current Month Class B-2 Overdue Interest                                0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                         3,431,637.00
     Class B-2 Percentage                                                    4.00%
     Base Principal Amount                                           1,667,362.22
     Class B-2 Base Principal Distribution Amount                            0.00
     Prior Month B-1 Overdue Principal                                       0.00
     Total B-1 Note Principal Due                                            0.00

     Class B-2 Principal Paid                                                0.00

     Class B-2 Overdue Principal                                             0.00

     Current Month Class B-2 Principal Balance                       3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/96


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      85,791,124
     Servicer Fee Rate                                          0.5000%
     One-twelfth                                                0.0417%
     Servicer Fee                                            35,746.30

     Prior Servicer Fee Arrearage                                 0.00
     Servicer Fee Due                                        35,746.30

     Servicer Fee Paid                                       35,746.30

     Current Servicing Fee Arrearage                              0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      85,791,124
     Back-Up Servicer Fee Rate                                  0.0130%
     One-twelfth                                                0.0011%
     Back-up Servicer Fee                                       929.40

     Prior Back-Up Servicer Fee Arrearage                         0.00
     Total Back-Up Servicer Fee Due                             929.40

     Back-Up Servicer Fee Paid                                  929.40

     Current Back-Up Servicing Fee Arrearage                      0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                291.67
     Trustee Fee Rate                                           0.0100%

     Prior Trustee Fee Arrearage                                  0.00
     Total Trustee Fee Due                                      291.67

     Trustee Fee Paid                                           291.67

     Current Trustee Fee Arrearage                                0.00


CERTIFICATE PREMIUM SCHEDULE

     Initial Class A Balance                             73,780,187.00
     Premium Rate                                               0.0208%
     Prior Premium Arrearage                                      0.00
     Premium Amount Due                                      15,371.00

     Premium Amount Paid                                     15,371.00

     Current Premium Arrearage                                    0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/96

Early Amortization Events

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occur and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/96

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                 -------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                 -------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                 -------------

      (b)  Delinquency Trigger Event                                  No
                                                                 -------------

Events of Servicer Termination

   (i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section 11.01 (a)(ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

   (ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
          Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

   (iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
          (a)(iii)]

   (iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

   (v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

   (vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

   (vii) A petition against he Servicer in a proceeding under applicable bankruptcy laws or their insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

   (viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

   (ix) For so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/96

GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                 Gross                         Gross                      Monthly
                                Defaults      Recoveries    Charge-Offs     ADCPB       Charge-Offs
                                --------      ----------    -----------     -----       -----------
              2 months prior           0              0          0        84,145,443       0.00%
              1 month prior            0              0          0        83,999,395       0.00%
              Current            100,353        100,353          0        83,942,153       0.00%


                                Gross Charge-Off Ratio:                                    0.00%
                                Maximum Charge-Off Ratio:                                  2.50%


30+ DELINQUENCIES

                                                                    Monthly
                                Delinquencies       ADCPB        Delinquencies
                                -------------       -----        -------------
              2 months prior      2,687,262       84,145,443          3.19%
              1 month prior       3,881,760       83,999,395          4.62%
              Current month       3,503,237       83,942,153          4.17%

                                Delinquency Ratio:                    4.00%
                                Maximum Delinquency Ratio:            6.00%


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/96
ISSUER RESTRICTING EVENT CALCULATIONS

     (a)  Gross Defaults (>=180)                                      No
                                                                -------------

     (b)  Issuer Delinquency Ratio                                    No
                                                                -------------


GROSS DEFAULTS (>=180)

                                                               Monthly
                              Gross Defaults     ADCPB       Charge-Offs
                              --------------     -----       -----------
              Current               0          83,942,153        0.00%


                    i A       Subordinated Percentage           10.00%
                      B       WAL of Remaining Leases            2.20
                   ii         Two
                              Trigger (i/ii)                     2.27%




   ISSUER DELINQUENCY RATIO (90+ DAYS)

                                                                   Monthly
                                 Delinquencies      ADCPB        Delinquencies
                                 -------------      -----        -------------
              2 months prior        214,664       84,145,443          0.26%
              1 month prior         553,629       83,999,395          0.66%
              Current month         446,572       83,942,153          0.53%


                              Delinquency Ratio:                      0.48%
                              Maximum Delinquency Ratio:              2.50%


   EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?         No
                                                                ------------

      (2)  Has a Gross Charge-Off Event Occurred?                    No
                                                                ------------

      (3)  Has a Delinquency Event Occurred?                         No
                                                                ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/96

        Aging/Delinquency Statistics

                                                                                               % of
                                                                             ADCPB             Total
        Current                                                            80,438,917         95.83%
        31-60 Days Past Due                                                 2,530,264          3.01%
        61-90 Days Past Due                                                   526,400          0.63%
        91+ Days Past Due                                                     446,572          0.53%
                                                                        -------------

        Total                                                              83,942,153       100.00%


        Certificate Factors

        Class A Notes                                                       1.0000000
        Class B-1 Notes                                                     1.0000000
        Class B-2 Notes                                                     1.0000000


        Substitution Limits [Section 7]

        Initial ADCPB                                                   85,790,915.00
        Maximum Substitution (10% of Initial)                            8,579,091.50
        Maximum Substitution for Defaulted Contracts (5% of Initial)     4,289,545.75

        Prior month ADCPB Substituted                                      182,319.51
        Current month ADCPB Substituted                                    209,538.18
        Cumulative ADCPB Substituted                                     1,119,572.02

        Prior month ADCPB Substituted for Defaulted Contracts                    0.00
        Current month ADCPB Substituted Defaulted Contracts                      0.00
        Cumulative ADCPB Substituted for Defaulted Contracts                     0.00

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/96

                                                                                     New Transf.
                                                                          Security    Property
                                                             Lockbox     Collection   Deposit   Funding  Intra-Month   Payment Date
                                                             Account       Account    Account   Account  Distributions Distributions
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING ACCOUNT BALANCES                                  293,282.03

LOCKBOX ACCOUNT
  Transfer of prior period Payments not yet transferred
  to Collection Account                                    (122,829.49)
  Transfer of prior period Excluded Amounts not yet
  transferred                                               (10,540.53)
  Collections Received [5.02 (b)(d)]                      2,280,536.26
  Excluded Amounts [5.02(d)][Definition]                   (833,163.87)
  Collections on Deposit due Collection Account
  [5.02(d)]                                              (1,360,479.56)

  Ending Balance @ 9/1/96                                   246,804.84


COLLECTION ACCOUNT
  BEGINNING BALANCE @ 8/1/96                                              1,157,581.33

  ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 8/1/96
  Add: Servicer Advance                                                     751,058.64
  Add: Payments due Collection Account from last 2 business
       days                                                                 217,619.98
  Add: Add'l transfers                                                       72,562.76
  Add: Amounts to Collection Acct from Security deposit
       account                                                                    0.00
  Less: Total distributions on 7/10/96                                   (2,198,822.71)

  ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 9/1/96
  Aggregate Amount of Actual Payments [6.01 b (i)]                        1,269,185.55
  Add: Servicer Advances [5.03][6.01 b (ii)]                                      0.00
  Add: Sch. Payments, Final Payments or Purchase Option from
       Sec. Deposit Account [6.01 b(iii)]                                         0.00
  Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                             0.00
  Add: Any Investment Earnings [6.01 b (v)]                                   3,520.63
  Add: Deposits from New Transferred Property Funding Account
       [6.01 b (vi)]                                                              0.00
  Add: Amount Payable to Class A Certificateholders under
       6.04 d [6.01 b(vii)]                                                       0.00
  Add: Advance Payments Due and Owing for Collection Period
       [6.01 c]                                                                   0.00
  Add: Security Deposits Related to Prepayment                                    0.00
  Add: Offset Amount as Provided by 5.12 [6.01 c]                                 0.00
  Less: Amounts transferred to the New Transferred Property
        Funding Account [6.01 d]                                                  0.00
  Less: Amounts Servicer Advanced but deems uncollectible
        [6.01 d]                                                                  0.00
  Less: Payments due Collection Acct. from last 2 business
        days in calendar mo.                                                      0.00
  Add: Overage in 8/7 Wire re: add'l. transfers
       (72,652.76 vs. 72,562.76)                                                 90.00

  Ending Balance @ 8/30/96                                                1,272,796.18

  Ending Balance @ 9/1/96                                                 1,272,796.18

  Add: Servicer Advances to be deposited on Determination Date              813,682.65
  Add: Payments due Collection Acct from last 2 business days               120,019.23
  Add: Payments not yet transferred to the Collection Account                     0.00
  Add: Amounts to Collection Account from Security Deposit
       Account [6.02 c]                                                           0.00
  Less: Correction of overage in 8/7 Wire                                       (90.00)
                                                                         -------------

  Adjusted Collection Account Balance                                     2,206,498.06

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 8/1/96

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                     127,833.32
     Add: Balance deposited on closing date                                                       0.00
     Add: Security Deposits [6.02 b]                                                              0.00
     Less: Amounts to Collection Account [6.02 c]                                                 0.00
     Add: Investment Earnings                                                                   562.96
                                                                                            ----------

     Ending Balance @ 8/31/96                                                               128,396.28

     Less: Amounts to Collection Account [6.02 c]                                                 0.00

     Adjusted Security Deposit  Account Balance                                             128,396.28


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

     Beginning Balance                                                                                            0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                 0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                0.00
                                                                                                          ------------

     Ending Balance @ 8/31/96                                                                                     0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         1,670,586.92

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]       (1,670,586.92)

     Adjusted New Transferred Property Funding Account Balance                                                    0.00

-------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 9/1/96

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                      2,206,498.06


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                0.00

     (ii)   Indemnity payments paid inadvertently dep. in Collection Account [6.06 b (ii)]           0.00

     (iii)  Aggregate of: [6.06 b (iii)]
            (A) Unreimbursed Servicer Advances from current collection period                        0.00
            (B) Unreimbursed Servicer Advances from prior collection period                          0.00
            (C) Servicing Charges inadvertently deposited in Collection Account                      0.00

     (iv)   Current and unpaid Servicing Fees                                                   35,746.30

     (v)    Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                929.40

     (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                 15,371.00

     (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                  291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)            421,161.90

     (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 (b)]            21,819.49

     (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 (b)]            23,363.73

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date
            [6.06 b (x)]                                                                             0.00

     (xii)  Any amounts due Servicer under 9.03 [6.06 b (xi)]                                        0.00

     (xiii) To the Servicer Security Deposit Refund under 6.02 c                                     0.00

     (ix)   To the depositor the lesser of Base Principal Amount or ADCPB new
            Contracts transferred to the Trust, [6.06 b (xii)]                               1,667,362.22

            If less than the Base Principal Amount, the remainder to the New
            Transferred Property Funding Account [6.06 b (xii)]                                      0.00

     (x)    To the Holder of the Trust Certificate any remaining amounts
            [6.06 b (xiii)]                                                                     20,452.34


     REVIEWED BY:



     --------------------------------------------------------
     SANDY B. HO
     SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96

ADCPB BALANCE

Prior Month ADCPB                                                   85,794,349.18
Initial ADCPB                                                       85,790,915.00
Current Month ADCPB (Before addition of New Property)               83,826,254.53
Base Principal Amount (Prior - Current)                              1,968,094.65
Add:  ADCPB of New Transferred Property                              1,968,268.83
Ending ADCPB (Current + ADCPB of New Property)                      85,794,523.36

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                          73,780,187.00
     Class A Certificate Rate                                                6.85%
     One twelfth of Class A Certificate Rate                                 0.57%
     Class A Certificate Interest                                      421,161.90
     Prior Month Class A Overdue Interest                                    0.00

     Class A Interest Due                                              421,161.90
     Class A Interest Paid                                             421,161.90

     Current Month Class A Overdue Interest                                  0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                          73,780,187.00
     Class A Percentage                                                     86.00%
     Base Principal Amount                                           1,968,094.65
     Class A Base Principal Distribution Amount                              0.00
     Prior Month Class A Overdue Principal                                   0.00
     Total A Note Principal Due                                              0.00

     Class A Principal Paid                                                  0.00

     Class A Overdue Principal                                               0.00
                                                                    -------------
     Current Month Class A Principal Balance                        73,780,187.00

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                         3,431,637.00
     Class B-1 Certificate Rate                                              7.63%
     One twelfth of Class B-1 Certificate Rate                               0.64%
     Class B-1 Certificate Interest                                     21,819.49
     Prior Month Class B-1 Overdue Interest                                  0.00

     Class B-1 Interest Due                                             21,819.49
     Class B-1 Interest Paid                                            21,819.49

     Current Month Class B-1 Overdue Interest                                0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                         3,431,637.00
     Class B-1 Percentage                                                    4.00%
     Base Principal Amount                                           1,968,094.65
     Class B-1 Base Principal Distribution Amount                            0.00
     Prior Month B-1 Overdue Principal                                       0.00
     Total B-1 Note Principal Due                                            0.00
                                                                     ------------

     Class B-1 Principal Paid                                                0.00


     Class B-1 Overdue Principal                                             0.00

     Current Month Class B-1 Principal Balance                       3,431,637.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                         3,431,637.00
     Class B-2 Certificate Rate                                              8.17%
     One twelfth of Class B-2 Certificate Rate                               0.68%
     Class B-2 Certificate Interest                                     23,363.73
     Prior Month Class B-2 Overdue Interest                                  0.00

     Class B-2 Interest Due                                             23,363.73
     Class B-2 Interest Paid                                            23,363.73

     Current Month Class B-2 Overdue Interest                                0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                         3,431,637.00
     Class B-2 Percentage                                                    4.00%
     Base Principal Amount                                           1,968,094.65
     Class B-2 Base Principal Distribution Amount                            0.00
     Prior Month B-1 Overdue Principal                                       0.00
     Total B-1 Note Principal Due                                            0.00

     Class B-2 Principal Paid                                                0.00

     Class B-2 Overdue Principal                                             0.00

     Current Month Class B-2 Principal Balance                       3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      85,794,349
     Servicer Fee Rate                                          0.5000%
     One-twelfth                                                0.0417%
     Servicer Fee                                            35,747.65

     Prior Servicer Fee Arrearage                                 0.00
     Servicer Fee Due                                        35,747.65

     Servicer Fee Paid                                       35,747.65

     Current Servicing Fee Arrearage                              0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      85,794,349
     Back-Up Servicer Fee Rate                                  0.0130%
     One-twelfth                                                0.0011%
     Back-up Servicer Fee                                       929.44

     Prior Back-Up Servicer Fee Arrearage                         0.00
     Total Back-Up Servicer Fee Due                             929.44

     Back-Up Servicer Fee Paid                                  929.44

     Current Back-Up Servicing Fee Arrearage                      0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                291.67
     Trustee Fee Rate                                           0.0100%

     Prior Trustee Fee Arrearage                                  0.00
     Total Trustee Fee Due                                      291.67

     Trustee Fee Paid                                           291.67

     Current Trustee Fee Arrearage                                0.00


CERTIFICATE PREMIUM SCHEDULE

     Initial Class A Balance                             73,780,187.00
     Premium Rate                                               0.0208%
     Prior Premium Arrearage                                      0.00
     Premium Amount Due                                      15,371.00

     Premium Amount Paid                                     15,371.00

     Current Premium Arrearage                                    0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96

Early Amortization Events

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                 -------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                 -------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                 -------------

      (b)  Delinquency Trigger Event                                  No
                                                                 -------------

Events of Servicer Termination

   (i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section 11.01(a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

   (ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
          Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

   (iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
          (a)(iii)]

   (iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

   (v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

   (vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

   (vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or their insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01 (a)(vii)]

   (viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

   (ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                 Gross                            Gross                         Monthly
                                Defaults        Recoveries      Charge-Offs    ADCPB          Charge-Offs
                                --------        ----------      -----------    -----          -----------
              2 months prior           0               0             0       83,999,395           0.00%
              1 month prior      100,353         100,353             0       83,942,153           0.00%
              Current            344,696         344,696             0       83,931,117           0.00%


                              Gross Charge-Off Ratio:                                             0.00%
                              Maximum Charge-Off Ratio:                                           2.50%


   30+ DELINQUENCIES

                                                                  Monthly
                               Delinquencies     ADCPB          Delinquencies
                               -------------     -----          -------------
              2 months prior      3,881,760    83,999,395           4.62%
              1 month prior       3,503,237    83,942,153           4.17%
              Current month       3,957,922    83,931,117           4.72%

                              Delinquency Ratio:                    4.50%
                              Maximum Delinquency Ratio:            6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                                     No
                                                                 -------------

      (b)  Issuer Delinquency Ratio                                   No
                                                                 -------------


GROSS DEFAULTS (>=180)

                                                                 Monthly
                              Gross Defaults      ADCPB        Charge-Offs
                              --------------      -----        -----------
              Current                      0   83,931,117          0.00%


                    i A       Subordinated Percentage             10.00%
                      B       WAL of Remaining Leases              2.18
                   ii         Two
                              Trigger (i/ii)                       2.29%




   ISSUER DELINQUENCY RATIO (90+ DAYS)

                                                                     Monthly
                                Delinquencies       ADCPB         Delinquencies
                                -------------       -----        -------------
              2 months prior       553,629       83,999,395           0.66%
              1 month prior        446,572       83,942,153           0.53%
              Current month        392,982       83,931,117           0.47%


                              Delinquency Ratio:                      0.55%
                              Maximum Delinquency Ratio:              2.50%


EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?           No
                                                                  ------------

      (2)  Has a Gross Charge-Off Event Occurred?                      No
                                                                  ------------

      (3)  Has a Delinquency Event Occurred?                           No
                                                                  ------------

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96

        Aging/Delinquency Statistics

                                                                                            % of
                                                                             ADCPB          Total
                                                                           ----------      -------
        Current                                                            79,973,195        95.28%
        31-60 Days Past Due                                                 2,548,544         3.04%
        61-90 Days Past Due                                                 1,016,396         1.21%
        91+ Days Past Due                                                     392,982         0.47%
                                                                           ----------

        Total                                                              83,931,117       100.00%


        Certificate Factors

        Class A Notes                                                       1.0000000
        Class B-1 Notes                                                     1.0000000
        Class B-2 Notes                                                     1.0000000


        Substitution Limits [Section 7]

        Initial ADCPB                                                   85,790,915.00
        Maximum Substitution (10% of Initial)                            8,579,091.50
        Maximum Substitution for Defaulted Contracts (5% of Initial)     4,289,545.75

        Prior month ADCPB Substituted                                      209,538.18
        Current month ADCPB Substituted                                    415,253.09
        Cumulative ADCPB Substituted                                     1,534,825.11

        Prior month ADCPB Substituted for Defaulted Contracts                    0.00
        Current month ADCPB Substituted Defaulted Contracts                      0.00
        Cumulative ADCPB Substituted for Defaulted Contracts                     0.00

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96

                                                                                                        New Transf.
                                                                                   Security              Property
                                                           Loxbox      Collection   Deposit   Funding   Intra-Month   Payment Date
                                                           Account       Account    Account   Account  Distributions  Distributions
-----------------------------------------------------------------------------------------------------------------------------------
BEGINNING ACCOUNT BALANCES                                 246,804.84

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet
     transferred to Collection Account                    (120,019.23)
     Transfer of prior period Excluded Amounts
     not yet transferred                                   (47,161.20)
     Collections Received [5.02 (b)(d)]                  2,577,789.44
     Excluded Amounts [5.02 (d)][Definition]              (894,556.88)
     Collections on Deposit due Collection Account
     [5.02 (d)]                                         (1,358,445.18)

     Ending Balance @ 9/1/96                               404,411.79


COLLECTION ACCOUNT
     BEGINNING BALANCE @ 9/1/96                                       1,272,796.18

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 9/1/96
     Add: Servicer Advance                                              813,682.65
     Add: Payments due Collection Account from last 2 business days     120,019.23
     Add: Add'l transfers                                                     0.00
     Add: Amounts to Collection Acct from Security deposit account            0.00
     Less: Total distributions on 7/10/96                            (2,206,498.06)

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 10/1/96
     Aggregate Amount of Actual Payments [6.01 b (i)]                 1,359,467.35
     Add: Servicer Advances [5.03][6.01 b (ii)]                               0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec.
          Deposit Account [6.01 b(iii)]                                       0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                      0.00
     Add: Any Investment Earnings [6.01 b (v)]                            4,522.27
     Add: Deposits from New Transferred Property Funding Account
          [6.01 b (vi)]                                                       0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d
          [6.01 b(vii)]                                                       0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01]         0.00
     Add: Security Deposits Related to Prepayment                             0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                          0.00
     Less: Amounts transferred to the New Transferred Property Fundi
           Account [6.01 d]                                                   0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d          0.00
     Less: Payments due Collection Acct. from last 2 business days i
           calendar mo.                                                       0.00

     Ending Balance @ 9/30/96                                         1,363,989.62

     Add:  Pmt. transferred to Coll. Acct. from 2 days prior
           (9/27/96)                                                     28,629.00

     Ending Balance @ 10/1/96                                         1,392,618.62

     Add: Servicer Advances to be deposited on Determination Date       769,591.49
     Add: Payments due Collection Acct from last 2 business days        361,857.05
     Add: Payments not yet transferred to the Collection Account              0.00
     Add: Amounts to Collection Account from Security Deposit
          Account [6.02 c]                                                    0.00

     Adjusted Collection Account Balance                              2,524,067.16

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                     128,396.28
     Add: Balance deposited on closing date                                                       0.00
     Add: Security Deposits [6.02 b]                                                              0.00
     Less: Amounts to Collection Account [6.02 c]                                                 0.00
     Add:  Investment Earnings                                                                  551.61
                                                                                            ----------

     Ending Balance @ 9/30/96                                                               128,947.89

     Less: Amounts to Collection Account [6.02 c]                                                 0.00

     Adjusted Security Deposit  Account Balance                                             128,947.89


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                        0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]             0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                            0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]            0.00
                                                                                                     -------------

     Ending Balance @ 9/30/96                                                                                 0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]     1,968,268.83

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]   (1,968,268.83)
                                                                                                     -------------
     Adjusted New Transferred Property Funding Account Balance                                                0.00


-------------------------------------------------------------------------------

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                          2,524,067.16


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                    0.00

     (ii)   Indemnity payments paid inadvertently dep. in Collection Account [6.06 b (ii)]               0.00

     (iii)  Aggregate of: [6.06 b (iii)]
            (A)     Unreimbursed Servicer Advances from current collection period                        0.00
            (B)     Unreimbursed Servicer Advances from prior collection period                          0.00
            (C)     Servicing Charges inadvertently deposited in Collection Account                      0.00

     (iv)   Current and unpaid Servicing Fees                                                       35,747.65

     (v)    Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                    929.44

     (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                     15,371.00

     (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                      291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]               421,161.90

     (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]           21,819.49

     (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]             23,363.73

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]           0.00

     (xii)  Any amounts due Servicer under 9.03 [6.06 b (xi)]                                            0.00

     (xiii) To the Servicer Security Deposit Refund under 6.02 c                                         0.00

     (ix)   To the depositor the lesser of Base Principal Amount or ADCPB new
            Contracts transferred to the Trust, [6.06 b (xii)]                                   1,968,094.65

            If less than the Base Principal Amount, the remainder to the New Transferred
            Property Funding Account [6.06 b (xii)]                                                      0.00

     (x)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]            37,287.64

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                   0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]               0.00

     (iii)  Aggregate of: [6.06 c (iii)]
            (A)     Unreimbursed Servicer Advances from prior periods                                   0.00
            (B)     Servicer Fee and unpaid Servicer Fee                                                0.00
            (C)     Servicing Charges inadvertently deposited in Collection Account                     0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                     0.00

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                    15,371.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                       0.00

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                    0.00

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]               0.00

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                 0.00

     (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]      0.00

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]         0.00

     (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal
            [6.06 c (xii)] provided no restricting event exists                                         0.00

     (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal
            [6.06 c (xiii)] provided no restricting event or issuer restricting event exists            0.00

     (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                          0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in                   0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                0.00


     REVIEWED BY:



     --------------------------------------------------------------------------
     SANDY B. HO
     SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/96

ADCPB BALANCE

Prior Month ADCPB                                                   85,794,523.36
Initial ADCPB                                                       85,790,915.00
Current Month ADCPB (Before addition of New Property)               83,969,922.62
Base Principal Amount (Prior - Current)                              1,824,600.75
Add:  ADCPB of New Transferred Property                              1,824,738.98
Ending ADCPB (Current + ADCPB of New Property)                      85,794,661.59

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                          73,780,187.00
     Class A Certificate Rate                                                6.85%
     One twelfth of Class A Certificate Rate                                 0.57%
     Class A Certificate Interest                                      421,161.90
     Prior Month Class A Overdue Interest                                    0.00

     Class A Interest Due                                              421,161.90
     Class A Interest Paid                                             421,161.90

     Current Month Class A Overdue Interest                                  0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                          73,780,187.00
     Class A Percentage                                                     86.00%
     Base Principal Amount                                           1,824,600.75
     Class A Base Principal Distribution Amount                              0.00
     Prior Month Class A Overdue Principal                                   0.00
     Total A Note Principal Due                                              0.00

     Class A Principal Paid                                                  0.00

     Class A Overdue Principal                                               0.00

     Current Month Class A Principal Balance                        73,780,187.00

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/96


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance              3,431,637.00
     Class B-1 Certificate Rate                                   7.63%
     One twelfth of Class B-1 Certificate Rate                    0.64%
     Class B-1 Certificate Interest                          21,819.49
     Prior Month Class B-1 Overdue Interest                       0.00

     Class B-1 Interest Due                                  21,819.49
     Class B-1 Interest Paid                                 21,819.49

     Current Month Class B-1 Overdue Interest                     0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance              3,431,637.00
     Class B-1 Percentage                                         4.00%
     Base Principal Amount                                1,824,600.75
     Class B-1 Base Principal Distribution Amount                 0.00
     Prior Month B-1 Overdue Principal                            0.00
     Total B-1 Note Principal Due                                 0.00
                                                       ---------------

     Class B-1 Principal Paid                                     0.00


     Class B-1 Overdue Principal                                  0.00

     Current Month Class B-1 Principal Balance            3,431,637.00

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/96


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance              3,431,637.00
     Class B-2 Certificate Rate                                   8.17%
     One twelfth of Class B-2 Certificate Rate                    0.68%
     Class B-2 Certificate Interest                          23,363.73
     Prior Month Class B-2 Overdue Interest                       0.00

     Class B-2 Interest Due                                  23,363.73
     Class B-2 Interest Paid                                 23,363.73

     Current Month Class B-2 Overdue Interest                     0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance              3,431,637.00
     Class B-2 Percentage                                         4.00%
     Base Principal Amount                                1,824,600.75
     Class B-2 Base Principal Distribution Amount                 0.00
     Prior Month B-1 Overdue Principal                            0.00
     Total B-1 Note Principal Due                                 0.00

     Class B-2 Principal Paid                                     0.00

     Class B-2 Overdue Principal                                  0.00

     Current Month Class B-2 Principal Balance            3,431,637.00

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/96


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      85,794,523
     Servicer Fee Rate                                          0.5000%
     One-twelfth                                                0.0417%
     Servicer Fee                                            35,747.72

     Prior Servicer Fee Arrearage                                 0.00
     Servicer Fee Due                                        35,747.72

     Servicer Fee Paid                                       35,747.72

     Current Servicing Fee Arrearage                              0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      85,794,523
     Back-Up Servicer Fee Rate                                  0.0130%
     One-twelfth                                                0.0011%
     Back-up Servicer Fee                                       929.44

     Prior Back-Up Servicer Fee Arrearage                         0.00
     Total Back-Up Servicer Fee Due                             929.44

     Back-Up Servicer Fee Paid                                  929.44

     Current Back-Up Servicing Fee Arrearage                      0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                291.67
     Trustee Fee Rate                                           0.0100%

     Prior Trustee Fee Arrearage                                  0.00
     Total Trustee Fee Due                                      291.67

     Trustee Fee Paid                                           291.67

     Current Trustee Fee Arrearage                                0.00


CERTIFICATE PREMIUM SCHEDULE

     Initial Class A Balance                             73,780,187.00
     Premium Rate                                               0.0208%
     Prior Premium Arrearage                                      0.00
     Premium Amount Due                                      15,371.00

     Premium Amount Paid                                     15,371.00

     Current Premium Arrearage                                    0.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/96

Early Amortization Events

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occur and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/96

RESTRICTING EVENT CALCULATIONS

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                 -------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                 -------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                 -------------

       (b) Delinquency Trigger Event                                   No
                                                                 -------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a)(ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
       (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against he Servicer in a proceeding under applicable bankruptcy laws or their insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01 (a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/96

Gross Charge-Offs (>=160 and accounts bought back by source)

                          Gross                        Gross                     Monthly
                        Defaults      Recoveries    Charge-Offs      ADCPB      Charge-Offs
                        --------      ----------    -----------    ----------   -----------
    2 months prior       100,353        100,353           0        83,942,153       0.00%
    1 month prior        344,696        344,696           0        83,931,117       0.00%
    Current              140,393        140,393           0        84,082,027       0.00%


                       Gross Charge-Off Ratio:                                      0.00%
                       Maximum Charge-Off Ratio:                                    2.50%


30+ Delinquencies

                                                                     Monthly
                       Delinquencies       ADCPB                  Delinquencies
                       -------------    ----------                -------------
    2 months prior       3,503,237      83,942,153                    4.17%
    1 month prior        3,957,922      83,931,117                    4.72%
    Current month        3,996,394      84,082,027                    4.75%

                       Delinquency Ratio:                             4.55%
                       Maximum Delinquency Ratio:                     6.00%

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/96
ISSUER RESTRICTING EVENT CALCULATIONS

 (a)  Gross Defaults (>=180)                                         No
                                                                --------------

 (b)  Issuer Delinquency Ratio                                       No
                                                                --------------



Gross Defaults (>=180)

                                                       Monthly
                       Gross Defaults     ADCPB      Charge-Offs
                       --------------  ----------    -----------
      Current                 0        84,082,027       0.00%


            i A        Subordinated Percentage         10.00%
              B        WAL of Remaining Leases          2.14
           ii          Two
                       Trigger (i/ii)                   2.33%




Issuer Delinquency Ratio (90+days)

                                                             Monthly
                       Delinquencies      ADCPB             Delinquencies
                       -------------    ----------          -------------
      2 months prior      446,572       83,942,153              0.53%
      1 month prior       392,982       83,931,117              0.47%
      Current month       675,283       84,082,027              0.80%


                       Delinquency Ratio:                       0.60%
                       Maximum Delinquency Ratio:               2.50%


Early Amortization Event

 (1)  Is Subordinate Interest less than 8.86% of ADCPB?           No
                                                             ------------

 (2)  Has a Gross Charge-Off Event Occurred?                      No
                                                             ------------

 (3)  Has a Delinquency Event Occurred?                           No
                                                             ------------

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/96

        Aging/Delinquency Statistics

                                                                                            % of
                                                                           ADCPB            Total
        Current                                                          79,907,489         95.24%
        31-60 Days Past Due                                               2,451,649          2.92%
        61-90 Days Past Due                                                 869,462          1.04%
        91+ Days Past Due                                                   675,283          0.80%
                                                                         ----------

        Total                                                            83,903,883        100.00%


        Certificate Factors

        Class A Notes                                                     1.0000000
        Class B-1 Notes                                                   1.0000000
        Class B-2 Notes                                                   1.0000000


        Substitution Limits [Section 7]

        Initial ADCPB                                                 85,790,915.00
        Maximum Substitution (10% of Initial)                          8,579,091.50
        Maximum Substitution for Defaulted Contracts (5% of Initial)   4,289,545.75

        Prior month ADCPB Substituted                                    415,253.09
        Current month ADCPB Substituted                                  226,055.49
        Cumulative ADCPB Substituted                                   1,760,880.60

        Prior month ADCPB Substituted for Defaulted Contracts               344,696
        Current month ADCPB Substituted Defaulted Contracts                 140,393
        Cumulative ADCPB Substituted for Defaulted Contracts                585,442


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.

MONTHLY SERVICER CERTIFICATE                                                               New Transf.
FOR THE COLLECTION PERIOD ENDING 11/1/96                                        Security    Property
                                                        Loxbox     Collection    Deposit     Funding    Intra-Month    Payment Date
                                                        Account      Account     Account     Account   Distributions   Distributions
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING ACCOUNT BALANCES                             404,411.79

LOCKBOX ACCOUNT
     Transfer of prior period Payments not
     yet transferred to Collection Account            (317,843.71)
     Transfer of prior period Excluded Amounts not
     yet transferred                                   (61,484.25)
     Collections Received [5.02 (b)(d)]              2,706,314.65
     Excluded Amounts [5.02 (d)][Definition]          (815,522.46)
     Collections on Deposit due Collection Account
     [5.02 (d)]                                      1,586,578.19)

     Ending Balance @ 10/1/96                          329,297.83


COLLECTION ACCOUNT
     BEGINNING BALANCE @ 10/1/96                                     1,363,989.62

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 10/1/96
     Add:  Servicer Advance                                            769,591.49
     Add:  Payments due Collection Account from last 2
           business days prior period                                  361,857.05
     Add:  Payments due Collection Account from  prior period
           deposited 10/1/96                                            28,629.00
     Add:  Add'l transfers                                                   0.00
     Add:  Amounts to Collection Acct from Security deposit                  0.00
           account
     Less: Total distributions on 7/10/96                           (2,524,067.16)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 11/1/96

     Aggregate Amount of Actual Payments [6.01 b (i)]                1,210,235.31
     Add:  Servicer Advances [5.03][6.01 b (ii)]                             0.00
     Add:  Sch. Payments, Final Payments or Purchase Option
           from Sec. Deposit Account [6.01 b (iii)]                          0.00
     Add:  Reconveyance Amounts by Servicer [6.01 b (iv)]                    0.00
     Add:  Any Investment Earnings [6.01 b (v)]                          4,186.33
     Add:  Deposits from New Transferred Property Funding
           Account [6.01 b (vi)]                                             0.00
     Add:  Amount Payable to Class A Certificateholders under
           6.04 d [6.01 b (vii)]                                             0.00
     Add:  Advance Payments Due and Owing for Collection Period
           [6.01 c]                                                          0.00
     Add:  Security Deposits Related to Prepayment                           0.00
     Add:  Offset Amount as Provided by 5.12 [6.01 c]                        0.00
     Less: Amounts transferred to the New Transferred Property
           Funding Account [6.01 d]                                          0.00
     Less: Amounts Servicer Advanced but deems uncollectible
           [6.01 d]                                                          0.00
     Less: Payments due Collection Acct. from last 2 business days
           in calendar mo.                                                   0.00

     Ending Balance @ 10/31/96                                       1,214,421.64

     Add:  Pmt. transferred to Coll. Acct. from 2 days prior
           (10/30/96)                                                   75,970.07

     Ending Balance @ 11/1/96                                        1,290,391.71

     Add: Servicer Advances to be deposited on Determination
          Date                                                         875,914.89
     Add: Payments due Collection Acct from last 2 business days       158,653.09
     Add: Payments not yet transferred to the Collection Account             0.00
     Add: Amounts to Collection Account from Security Deposit
          Account [6.02 c]                                                   0.00

     Adjusted Collection Account Balance                             2,324,959.69

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/96

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                             128,947.89
     Add: Balance deposited on closing date                                                               0.00
     Add: Security Deposits [6.02 b]                                                                      0.00
     Less: Amounts to Collection Account [6.02 c]                                                         0.00
     Add:  Investment Earnings                                                                          573.66
                                                                                                        ------

     Ending Balance @ 10/31/96                                                                      129,521.55

     Less: Amounts to Collection Account [6.02 c]                                                         0.00

     Adjusted Security Deposit  Account Balance                                                     129,521.55


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                                     0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                          0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                         0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                         0.00
                                                                                                                           ----

     Ending Balance @ 10/31/96                                                                                             0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                  1,824,738.98

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                (1,824,738.98)
                                                                                                                 --------------

     Adjusted New Transferred Property Funding Account Balance                                                             0.00




-------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/96

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                     2,324,959.69


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                               0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                           0.00

     (iii)  Aggregate of: [6.06 b (iii)]
            (A)     Unreimbursed Servicer Advances from current collection period                                   0.00
            (B)     Unreimbursed Servicer Advances from prior collection period                                     0.00
            (C)     Servicing Charges inadvertently deposited in Collection Account                                 0.00

     (iv)   Current and unpaid Servicing Fees                                                                  35,747.72

     (v)    Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                               929.44

     (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                                15,371.00

     (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                                 291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                          421,161.90

     (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]                      21,819.49

     (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]                        23,363.73

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]                      0.00

     (xii)  Any amounts due Servicer under 9.03 [6.06 b (xi)]                                                       0.00

     (xiii) To the Servicer Security Deposit Refund under 6.02 c                                                    0.00

     (ix)   To the depositor the lesser of Base Principal Amount or ADCPB new Contracts                     1,824,600.75
            transferred to the Trust, [6.06 b (xii)]

            If less than the Base Principal Amount, the remainder to the New Transferred Property                   0.00
            Funding Account [6.06 b (xii)]

     (x)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                      (18,326.01)

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 11/1/96
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]              0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]          0.00

     (iii)  Aggregate of: [6.06 c (iii)]
            (A)     Unreimbursed Servicer Advances from prior periods                              0.00
            (B)     Servicer Fee and unpaid Servicer Fee                                           0.00
            (C)     Servicing Charges inadvertently deposited in Collection Account                0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                0.00

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                    0.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                  0.00

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]               0.00

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]          0.00

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]            0.00

     (x)    Class A Base  Principal Distribution Amount and Overdue Class A
            Principal [6.06 c (x)]                                                                 0.00

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]    0.00

     (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1
            Principal [6.06 c (xii)] provided no restricting event exists                          0.00

     (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class
            B-2 Principal [6.06 c (xiii)] provided no restricting event or
            issuer restricting event exists                                                        0.00

     (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                     0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in              0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]           0.00


     REVIEWED BY:



     -------------------------------------------------
     SANDY B. HO
     SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

ADCPB BALANCE

Prior Month ADCPB                                           85,794,661.59
Initial ADCPB                                               85,790,915.00
Current Month ADCPB (Before addition of New Property)       83,926,280.68
Base Principal Amount (Prior - Current)                      1,868,380.92
Add:  ADCPB of New Transferred Property                      1,868,381.06
Ending ADCPB (Current + ADCPB of New Property)              85,794,661.74

CLASS A INTEREST SCHEDULE

    Prior Month Class A Principal Balance                   73,780,187.00
    Class A Certificate Rate                                         6.85%
    One twelfth of Class A Certificate Rate                          0.57%
    Class A Certificate Interest                               421,161.90
    Prior Month Class A Overdue Interest                             0.00

    Class A Interest Due                                       421,161.90
    Class A Interest Paid                                      421,161.90

    Current Month Class A Overdue Interest                           0.00

CLASS A PRINCIPAL SCHEDULE

    Prior Month Class A Principal Balance                   73,780,187.00
    Class A Percentage                                              86.00%
    Base Principal Amount                                    1,868,380.92
    Class A Base Principal Distribution Amount                       0.00
    Prior Month Class A Overdue Principal                            0.00
    Total A Note Principal Due                                       0.00

    Class A Principal Paid                                           0.00

    Class A Overdue Principal                                        0.00

    Current Month Class A Principal Balance                 73,780,187.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96


CLASS B-1 INTEREST SCHEDULE

    Prior Month Class B-1 Principal Balance                 3,431,637.00
    Class B-1 Certificate Rate                                      7.63%
    One twelfth of Class B-1 Certificate Rate                       0.64%
    Class B-1 Certificate Interest                             21,819.49
    Prior Month Class B-1 Overdue Interest                          0.00

    Class B-1 Interest Due                                     21,819.49
    Class B-1 Interest Paid                                    21,819.49

    Current Month Class B-1 Overdue Interest                        0.00

CLASS B-1 PRINCIPAL SCHEDULE

    Prior Month Class B-1 Principal Balance                 3,431,637.00
    Class B-1 Percentage                                            4.00%
    Base Principal Amount                                   1,868,380.92
    Class B-1 Base Principal Distribution Amount                    0.00
    Prior Month B-1 Overdue Principal                               0.00
    Total B-1 Note Principal Due                                    0.00
                                                            ------------

    Class B-1 Principal Paid                                        0.00


    Class B-1 Overdue Principal                                     0.00

    Current Month Class B-1 Principal Balance               3,431,637.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96


CLASS B-2 INTEREST SCHEDULE

    Prior Month Class B-2 Principal Balance                 3,431,637.00
    Class B-2 Certificate Rate                                      8.17%
    One twelfth of Class B-2 Certificate Rate                       0.68%
    Class B-2 Certificate Interest                             23,363.73
    Prior Month Class B-2 Overdue Interest                          0.00

    Class B-2 Interest Due                                     23,363.73
    Class B-2 Interest Paid                                    23,363.73

    Current Month Class B-2 Overdue Interest                        0.00

CLASS B-2 PRINCIPAL SCHEDULE

    Prior Month Class B-2 Principal Balance                 3,431,637.00
    Class B-2 Percentage                                            4.00%
    Base Principal Amount                                   1,868,380.92
    Class B-2 Base Principal Distribution Amount                    0.00
    Prior Month B-1 Overdue Principal                               0.00
    Total B-1 Note Principal Due                                    0.00

    Class B-2 Principal Paid                                        0.00

    Class B-2 Overdue Principal                                     0.00

    Current Month Class B-2 Principal Balance               3,431,637.00

FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96


SERVICING FEE SCHEDULE

    Prior Month ADCPB                                            85,794,662
    Servicer Fee Rate                                                0.5000%
    One-twelfth                                                      0.0417%
    Servicer Fee                                                  35,747.78

    Prior Servicer Fee Arrearage                                       0.00
    Servicer Fee Due                                              35,747.78

    Servicer Fee Paid                                             35,747.78

    Current Servicing Fee Arrearage                                    0.00

BACK-UP SERVICING FEE SCHEDULE

    Prior Month ADCPB                                            85,794,662
    Back-Up Servicer Fee Rate                                        0.0130%
    One-twelfth                                                      0.0011%
    Back-up Servicer Fee                                             929.44

    Prior Back-Up Servicer Fee Arrearage                               0.00
    Total Back-Up Servicer Fee Due                                   929.44

    Back-Up Servicer Fee Paid                                        929.44

    Current Back-Up Servicing Fee Arrearage                            0.00


TRUSTEE FEE SCHEDULE

    Trustee Fee                                                      291.67
    Trustee Fee Rate                                                 0.0100%

    Prior Trustee Fee Arrearage                                        0.00
    Total Trustee Fee Due                                            291.67

    Trustee Fee Paid                                                 291.67

    Current Trustee Fee Arrearage                                      0.00


CERTIFICATE PREMIUM SCHEDULE

    Class A Certificate Principal Balance                     73,780,187.00
    Monthly Premium Rate                                             0.0208%
    Prior Premium Arrearage                                            0.00
    Premium Amount Due                                            15,371.00

    Premium Amount Paid                                           15,371.00

    Current Premium Arrearage                                          0.00

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FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
    10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

(h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i) A Delinquency Trigger Event has occurred and is continuing; or

(j) An Event of Servicing Termination has been declared; or  [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

RESTRICTING EVENT CALCULATIONS

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                  ------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                  ------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                  ------------

      (b)  Delinquency Trigger Event                                  No
                                                                  ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a)(ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach;
       [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or their insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) For so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                             Gross                       Gross                           Monthly
                            Defaults    Recoveries    Charge-Offs    ADCPB             Charge-Offs
                            --------    ----------    -----------    -----             -----------
           2 months prior    344,696       344,696              0  83,931,117                 0.00%
           1 month prior     140,393       140,393              0  84,082,027                 0.00%
           Current           284,791       284,791              0  83,828,578                 0.00%


                           Gross Charge-Off Ratio:                                            0.00%
                           Maximum Charge-Off Ratio:                                          2.50%


30+ DELINQUENCIES

                                                                    Monthly
                           Delinquencies   ADCPB                  Delinquencies
                           -------------   -----                  -------------
           2 months prior      3,957,922   83,931,117                      4.72%
           1 month prior       3,996,394   84,082,027                      4.75%
           Current month       4,226,781   83,828,578                      5.04%

                           Delinquency Ratio:                              4.84%
                           Maximum Delinquency Ratio:                      6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                        No
                                                     ------------

      (b)  Issuer Delinquency Trigger Ratio              No
                                                     ------------


GROSS DEFAULTS (>=180)

                                                           Monthly
                         Gross Defaults        ADCPB     Charge-Offs
                         --------------        -----     -----------

           Current            0              83,828,578      0.00%


                   i A          Subordinated Percentage     10.00%
                     B          WAL of Remaining Leases      2.13
                   ii           Two
                                Ratio (i/ii)                 2.34%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                       Monthly
                 Delinquencies          ADCPB       Delinquencies
                 -------------          -----       -------------
2 months prior      446,572           83,931,117        0.53%
1 month prior       392,982           84,082,027        0.47%
Current month       635,527           83,828,578        0.76%


                    Issuer Delinquency Trigger Ratio:   0.59%
                    Maximum Ratio Allowed:              2.50%


EARLY AMORTIZATION EVENT

     (1)  Is Subordinate Interest less than 8.86% of ADCPB?           No
                                                                 ------------

     (2)  Has a Gross Charge-Off Event Occurred?                      No
                                                                 ------------

     (3)  Has a Delinquency Event Occurred?                           No
                                                                 ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

        Aging/Delinquency Statistics

                                                                                                           % of
                                                                                              ADCPB        Total
        Current                                                                            79,601,798      94.96%
        31-60 Days Past Due                                                                 2,251,609       2.69%
        61-90 Days Past Due                                                                 1,339,645       1.60%
        91+ Days Past Due                                                                     635,527       0.76%
                                                                                           ----------

        Total                                                                              83,828,578     100.00%


        Certificate Factors

        Class A Notes                                                                       1.0000000
        Class B-1 Notes                                                                     1.0000000
        Class B-2 Notes                                                                     1.0000000


        Substitution Limits [Section 7]

        ADCPB as of Cut-Off Date                                                        85,790,915.00
        Maximum Substitution (10% of Initial)                                            8,579,091.50
        Maximum Substitution for Defaulted Contracts (5% of Initial)                     4,289,545.75

        Prior month Cumulative ADCPB Substituted                                         1,760,880.60
        Current month ADCPB Substituted                                                    232,569.41
        Cumulative ADCPB Substituted                                                     1,993,450.01

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts                      585,442
        Current month ADCPB Substituted Defaulted Contracts                                   284,791
        Cumulative ADCPB Substituted for Defaulted Contracts                                  870,233

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

                                                                                           New Transf.
                                                                                Security    Property
                                                     Loxbox        Collection    Deposit     Funding    Intra-Month    Payment Date
                                                     Account         Account     Account     Account   Distributions   Distributions
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING ACCOUNT BALANCES                           329,297.83

LOCKBOX ACCOUNT
   Transfer of prior period Payments not yet
   transferred to Collection Account                (158,653.09)
   Transfer of prior period Excluded Amounts
   not yet transferred                               (29,349.65)
   Collections Received [5.02 (b)(d)]              2,247,938.44
   Excluded Amounts [5.02 (d)][Definition]          (888,632.58)
   Collections on Deposit due Collection
   Account [5.02 (d)]                             (1,190,764.95)

   Ending Balance @ 12/1/96                          309,836.00


COLLECTION ACCOUNT
   BEGINNING BALANCE @ 11/1/96                                    1,290,391.71

   ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 11/1/96
   Add: Servicer Advance                                            875,914.89
   Add: Payments due Collection Account from last 2 business
        days prior period                                           158,653.09
   Add: Add'l transfers                                                   0.00
   Add: Amounts to Collection Acct from Security deposit
        account                                                           0.00
   Less: Total distributions on 11/11/96                         (2,324,959.69 )
   ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 12/1/96
                                                                 ------------- -
   Aggregate Amount of Actual Payments [6.01 b (i)]               1,293,651.15
   Add: Servicer Advances [5.03][6.01 b (ii)]                             0.00
   Add: Sch. Payments, Final Payments or Purchase Option
        from Sec. Deposit Account [6.01 b (iii)]                          0.00
   Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                    0.00
   Add: Any Investment Earnings [6.01 b (v)]                          3,488.75
   Add: Deposits from New Transferred Property Funding
        Account [6.01 b (vi)]                                             0.00
   Add: Amount Payable to Class A Certificateholders under
        6.04 d [6.01 b(vii)]                                              0.00
   Add: Advance Payments Due and Owing for Collection
        Period [6.01 c]                                                   0.00
   Add: Security Deposits Related to Prepayment                           0.00
   Add: Offset Amount as Provided by 5.12 [6.01 c]                        0.00
   Less: Amounts transferred to the New Transferred Property
         Funding Account [6.01 d]                                         0.00
   Less: Amounts Servicer Advanced but deems uncollectible
         [6.01 d]                                                         0.00
   Less: Payments due Collection Acct. from last 2 business
         days in calendar mo.                                             0.00

   Ending Balance @ 11/30/96 and 12/1/96                          1,297,139.90

   Add: Servicer Advances to be deposited on Determination Date     931,359.79
   Add: Payments due Collection Acct from last 2 business days      158,566.24
   Add: Payments not yet transferred to the Collection Account            0.00
   Add: Amounts to Collection Account from Security
        Deposit Account [6.02 c]                                          0.00

   Adjusted Collection Account Balance                            2,387,065.93

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                                 129,521.55
     Add:  Balance deposited on closing date                                                                  0.00
     Add:  Security Deposits [6.02 b]                                                                         0.00
     Less: Amounts to Collection Account [6.02 c]                                                             0.00
     Add:  Investment Earnings                                                                              558.69
                                                                                                            ------

     Ending Balance @ 11/30/96                                                                          130,080.24

     Less: Amounts to Collection Account [6.02 c]                                                             0.00

     Adjusted Security Deposit  Account Balance                                                         130,080.24


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                                       0.00
     -----------------
     Add:  Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                           0.00
     Add:  Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                          0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                           0.00
                                                                                                                    -------------

     Ending Balance @ 11/30/96                                                                                               0.00

     Add:  Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                   1,868,381.06

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                  (1,868,381.06)
                                                                                                                    -------------

     Adjusted New Transferred Property Funding Account Balance                                                               0.00


-------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                            2,387,065.93


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                                     0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                                 0.00

     (iii)   Aggregate of: [6.06 b (iii)]
             (A)     Unreimbursed Servicer Advances from current collection period                                         0.00
             (B)     Unreimbursed Servicer Advances from prior collection period                                           0.00
             (C)     Servicing Charges inadvertently deposited in Collection Account                                       0.00

     (iv)    Current and unpaid Servicing Fees                                                                        35,747.78

     (v)     Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                                     929.44

     (vi)    Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                                      15,371.00

     (vii)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                                       291.67

     (viii)  Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                                421,161.90

     (ix)    Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]                            21,819.49

     (x)     Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]                              23,363.73

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]                            0.00

     (xii)   Any amounts due Servicer under 9.03 [6.06 b (xi)]                                                             0.00

     (xiii)  To the Servicer Security Deposit Refund under 6.02 c                                                          0.00

     (ix)    To the depositor the lesser of Base Principal Amount or ADCPB new Contracts                           1,868,380.92
             transferred to the Trust, [6.06 b (xii)]

             If less than the Base Principal Amount, the remainder to the New Transferred Property                         0.00
             Funding Account [6.06 b (xii)]

     (x)     To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                                  0.00

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FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                        0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                    0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)     Unreimbursed Servicer Advances from prior periods                                        0.00
             (B)     Servicer Fee and unpaid Servicer Fee                                                     0.00
             (C)     Servicing Charges inadvertently deposited in Collection Account                          0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                          0.00

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                              0.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                            0.00

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                         0.00

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                    0.00

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                      0.00

     (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]           0.00

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]              0.00

     (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii]      0.00
             provided no restricting event exists

     (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]    0.00
             provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                               0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                        0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                     0.00


     REVIEWED BY:



     -----------------------------------
     CRAIG SPENCER
     CHIEF ACCOUNTING OFFICER

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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96


ADCPB BALANCE
-------------
Prior Month ADCPB                                                 72,024,443.60
Initial ADCPB                                                     72,024,443.60
Current Month ADCPB (Before addition of New Property)             70,243,296.92
Base Principal Amount (Prior - Current)                            1,781,146.69
Add:  ADCPB of New Transferred Property                            1,781,194.46
Ending ADCPB (Current + ADCPB of New Property)                    72,024,491.37

CLASS A INTEREST SCHEDULE
-------------------------

      Prior Month Class A Principal Balance                       63,381,510.00
      Class A Certificate Rate                                             6.29%
      One twelfth of Class A Certificate Rate                              0.52%
      Class A Certificate Interest                                   332,224.75
      Prior Month Class A Overdue Interest                                 0.00

      Class A Interest Due                                           332,224.75
      Class A Interest Paid                                                0.00

      Current Month Class A Overdue Interest                         332,224.75

CLASS A PRINCIPAL SCHEDULE
--------------------------

      Prior Month Class A Principal Balance                       63,381,510.00
      Class A Percentage                                                  88.00%
      Base Principal Amount                                        1,781,146.69
      Class A Base Principal Distribution Amount                           0.00
      Prior Month Class A Overdue Principal                                0.00
      Total A Note Principal Due                                           0.00

      Class A Principal Paid                                               0.00

      Class A Overdue Principal                                            0.00

      Current Month Class A Principal Balance                     63,381,510.00




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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96


CLASS B-1 INTEREST SCHEDULE
---------------------------
      Prior Month Class B-1 Principal Balance                      2,160,733.00
      Class B-1 Certificate Rate                                           7.01%
      One twelfth of Class B-1 Certificate Rate                            0.58%
      Class B-1 Certificate Interest                                  12,622.28
      Prior Month Class B-1 Overdue Interest                               0.00

      Class B-1 Interest Due                                          12,622.28
      Class B-1 Interest Paid                                         12,622.28

      Current Month Class B-1 Overdue Interest                             0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

      Prior Month Class B-1 Principal Balance                      2,160,733.00
      Class B-1 Percentage                                                 3.00%
      Base Principal Amount                                        1,781,146.69
      Class B-1 Base Principal Distribution Amount                         0.00
      Prior Month B-1 Overdue Principal                                    0.00
      Total B-1 Note Principal Due                                         0.00
                                                                           ----

      Class B-1 Principal Paid                                             0.00


      Class B-1 Overdue Principal                                          0.00

      Current Month Class B-1 Principal Balance                    2,160,733.00



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-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96


CLASS B-2 INTEREST SCHEDULE
---------------------------
      Prior Month Class B-2 Principal Balance                      1,800,611.00
      Class B-2 Certificate Rate                                           8.22%
      One twelfth of Class B-2 Certificate Rate                            0.69%
      Class B-2 Certificate Interest                                  12,334.19
      Prior Month Class B-2 Overdue Interest                               0.00

      Class B-2 Interest Due                                          12,334.19
      Class B-2 Interest Paid                                         12,334.19

      Current Month Class B-2 Overdue Interest                             0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

      Prior Month Class B-2 Principal Balance                      1,800,611.00
      Class B-2 Percentage                                                 2.50%
      Base Principal Amount                                        1,781,146.69
      Class B-2 Base Principal Distribution Amount                         0.00
      Prior Month B-1 Overdue Principal                                    0.00
      Total B-1 Note Principal Due                                         0.00

      Class B-2 Principal Paid                                             0.00

      Class B-2 Overdue Principal                                          0.00

      Current Month Class B-2 Principal Balance                    1,800,611.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96


SERVICING FEE SCHEDULE
----------------------

      Prior Month ADCPB                                            72,024,444
      Servicer Fee Rate                                                0.5000%
      One-twelfth                                                      0.0417%
      Servicer Fee                                                  30,010.18

      Prior Servicer Fee Arrearage                                       0.00
      Servicer Fee Due                                              30,010.18

      Servicer Fee Paid                                             30,010.18

      Current Servicing Fee Arrearage                                    0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

      Prior Month ADCPB                                            72,024,444
      Back-Up Servicer Fee Rate                                        0.0200%
      One-twelfth                                                      0.0017%
      Back-up Servicer Fee                                           1,200.41

      Prior Back-Up Servicer Fee Arrearage                               0.00
      Total Back-Up Servicer Fee Due                                 1,200.41

      Back-Up Servicer Fee Paid                                      1,200.41

      Current Back-Up Servicing Fee Arrearage                            0.00


TRUSTEE FEE SCHEDULE
--------------------

      Trustee Fee                                                      291.67
      Trustee Fee Rate                                                 0.0100%

      Prior Trustee Fee Arrearage                                        0.00
      Total Trustee Fee Due                                            291.67

      Trustee Fee Paid                                                 291.67

      Current Trustee Fee Arrearage                                      0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

      Initial Class A Balance                                   63,381,510.00
      Premium Rate                                                     0.0200%
      Prior Premium Arrearage                                            0.00
      Premium Amount Due                                            12,676.00

      Premium Amount Paid                                           12,676.00

      Current Premium Arrearage                                          0.00



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96


Early Amortization Events
-------------------------

  (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

  (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
      10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

  (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

  (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

  (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

  (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

  (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

  (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

  (i) A Delinquency Trigger Event has occurred and is continuing; or

  (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

  (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

RESTRICTING EVENT CALCULATIONS

       (a)  Event of Servicer Termination (Yes/No)              No
                                                             ---------

       (b)  Certificate Insurer makes an Insured Payment        No
                                                             ---------

       (a)  Gross Charge-Off Event (Yes/No)                     No
                                                             ---------

       (b)  Delinquency Trigger Event                           No
                                                             ---------

EVENTS OF SERVICER TERMINATION

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a)(ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
       (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgment or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or their insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01 (a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) For so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                    Gross                        Gross                              Monthly
                                  Defaults      Recoveries    Charge-Offs     ADCPB               Charge-Offs
                                  --------      ----------    -----------     -----               -----------
            2 months prior           0               0              0                0               0.00%
            1 month prior            0               0              0                0               0.00%
            Current                  0               0              0       70,488,682               0.00%


                             Gross Charge-Off Ratio:                                                 0.00%
                             Maximum Charge-Off Ratio:                                               2.50%


30+ DELINQUENCIES

                                                                                Monthly
                             Delinquencies    ADCPB                          Delinquencies
                             -------------    -----                          -------------
            2 months prior              0             0                         0.00%
            1 month prior               0             0                         0.00%
            Current month       2,591,745    70,488,682                         3.68%

                             Delinquency Ratio:                                 1.23%
                             Maximum Delinquency Ratio:                         7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96
ISSUER RESTRICTING EVENT CALCULATIONS

       (a)  Gross Defaults (>=180)                                     No
                                                                 -------------

       (b)  Issuer Delinquency Trigger Ratio                           No
                                                                 -------------


GROSS DEFAULTS (>=180)

                                                                     Monthly
                             Gross Defaults   ADCPB                Charge-Offs
                             --------------   -----                -----------
            Current                  0      70,488,682                 0.00%


                  i A        Subordinated Percentage                    9.00%
                    B        WAL of Remaining Leases                    2.17
                 ii          Two
                             Ratio (i/ii)                               2.08%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                       Monthly
                                 Delinquencies    ADCPB             Delinquencies
                                 -------------    -----             -------------
            2 months prior               0               0               0.00%
            1 month prior                0               0               0.00%
            Current month           74,024      70,488,682               0.11%


                             Issuer Delinquency Trigger Ratio:           0.04%
                             Maximum Ratio Allowed:                      2.50%


EARLY AMORTIZATION EVENT

       (1)  Is Subordinate Interest less than 8.86% of ADCPB?         No
                                                                -------------

       (2)  Has a Gross Charge-Off Event Occurred?                    No
                                                                -------------

       (3)  Has a Delinquency Event Occurred?                         No
                                                                -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

        Aging/Delinquency Statistics

                                                                                              % of
                                                                            ADCPB            Total
                                                                        -------------        ------
        Current                                                            67,896,937         96.32%
        31-60 Days Past Due                                                 2,052,892          2.91%
        61-90 Days Past Due                                                   464,828          0.66%
        91+ Days Past Due                                                      74,024          0.11%
                                                                        -------------        ------
        Total                                                              70,488,682        100.00%


        Certificate Factors

        Class A Notes                                                       1.0000000
        Class B-1 Notes                                                     1.0000000
        Class B-2 Notes                                                     1.0000000


        Substitution Limits [Section 7]

        ADCPB as of Cut-Off Date                                        72,024,443.60
        Maximum Substitution (10% of Initial)                            7,202,444.36
        Maximum Substitution for Defaulted Contracts (5% of Initial)     3,601,222.18

        Prior month Cumulative ADCPB Substituted                                 0.00
        Current month ADCPB Substituted                                     85,962.49
        Cumulative ADCPB Substituted                                        85,962.49

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts         0.00
        Current month ADCPB Substituted Defaulted Contracts                      0.00
        Cumulative ADCPB Substituted for Defaulted Contracts                     0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

                                                                                           New Transf.
                                                                                Security    Property
                                                     Loxbox        Collection    Deposit     Funding    Intra-Month    Payment Date
                                                     Account         Account     Account     Account   Distributions   Distributions
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING ACCOUNT BALANCES                               0.00

LOCKBOX ACCOUNT
   Transfer of prior period Payments not yet
   transferred to Collection Account                     0.00
   Transfer of prior period Excluded Amounts
   not yet transferred                                   0.00
   Collections Received [5.02 (b)(d)]            1,471,227.20
   Excluded Amounts [5.02 (d)][Definition]        (572,418.50)
   Collections on Deposit due Collection
   Account [5.02 (d)]                             (763,955.30)

   Ending Balance @ 12/1/96                        134,853.40


COLLECTION ACCOUNT
   BEGINNING BALANCE @ 11/1/96                                            0.00

   ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 11/1/96
   Add: Servicer Advance                                                  0.00
   Add: Payments due Collection Account from last 2
        business days prior period                                        0.00
   Add: Payments due Collection Account from  prior
        period deposited 10/1/96                                          0.00
   Add: Add'l transfers                                                   0.00
   Add: Amounts to Collection Acct from Security
        deposit account                                                   0.00
   Less: Total distributions on 11/11/96                                  0.00

   ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 12/1/96
   Aggregate Amount of Actual Payments [6.01 b (i)]                 840,057.19
   Add: Servicer Advances [5.03][6.01 b (ii)]                             0.00
   Add: Sch. Payments, Final Payments or Purchase Option
        from Sec. Deposit Account [6.01 b (iii)]                          0.00
   Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                    0.00
   Add: Any Investment Earnings [6.01 b (v)]                          1,121.28
   Add: Deposits from New Transferred Property Funding
        Account [6.01 b (vi)]                                             0.00
   Add: Amount Payable to Class A Certificateholders under
        6.04 d [6.01 b (vii)]                                             0.00
   Add: Advance Payments Due and Owing for Collection Period
        [6.01 c]                                                          0.00
   Add: Security Deposits Related to Prepayment                           0.00
   Add: Offset Amount as Provided by 5.12 [6.01 c]                        0.00
   Less: Amounts transferred to the New Transferred Property
         Funding Account [6.01 d]                                         0.00
   Less: Amounts Servicer Advanced but deems uncollectible
         [6.01 d]                                                         0.00
   Less: Payments due Collection Acct. from last 2 business
         days in calendar mo.                                             0.00

   Ending Balance @ 11/30/96 and 12/1/96                            841,178.47

   Add: Servicer Advances to be deposited on Determination Date   1,227,529.31
   Add: Payments due Collection Acct from last 2 business days      113,798.38
   Add: Payments not yet transferred to the Collection Account            0.00
   Add: Amounts to Collection Account from Security Deposit
        Account [6.02 c]                                                  0.00

   Adjusted Collection Account Balance                            2,182,506.16

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                               0.00
     Add: Balance deposited on closing date                                           0.00
     Add: Security Deposits [6.02 b]                                                  0.00
     Less: Amounts to Collection Account [6.02 c]                                     0.00
     Add:  Investment Earnings                                                        0.00
                                                                                      ----

     Ending Balance @ 11/30/96                                                        0.00

     Less: Amounts to Collection Account [6.02 c]                                     0.00

     Adjusted Security Deposit Account Balance                                        0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                            0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                 0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                0.00
                                                                                                        --------------

     Ending Balance @ 11/30/96                                                                                    0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         1,781,194.46

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]       (1,781,194.46)
                                                                                                        --------------

     Adjusted New Transferred Property Funding Account Balance                                                    0.00

----------------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                2,182,506.16


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)       Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                       0.00

     (ii)      Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                   0.00

     (iii)     Aggregate of: [6.06 b (iii)]
               (A)      Unreimbursed Servicer Advances from current collection period                          0.00
               (B)      Unreimbursed Servicer Advances from prior collection period                            0.00
               (C)      Servicing Charges inadvertently deposited in Collection Account                        0.00

     (iv)      Current and unpaid Servicing Fees                                                          30,010.18

     (v)       Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                     1,200.41

     (vi)      Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                        12,676.00

     (vii)     Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                         291.67

     (viii)    Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                  332,224.75

     (ix)      Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]              12,622.28

     (x)       Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]                12,334.19

     (xi)      Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]              0.00

     (xii)     Any amounts due Servicer under 9.03 [6.06 b (xi)]                                               0.00

     (xiii)    To the Servicer Security Deposit Refund under 6.02 c                                            0.00

     (ix)      To the depositor the lesser of Base Principal Amount or ADCPB new Contracts             1,781,146.69
               transferred to the Trust, [6.06 b (xii)]

               If less than the Base Principal Amount, the remainder to the New Transferred Property           0.00
               Funding Account [6.06 b (xii)]

     (x)       To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                    0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 12/1/96
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)       Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                      0.00

     (ii)      Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                  0.00

     (iii)     Aggregate of: [6.06 c (iii)]
               (A)      Unreimbursed Servicer Advances from prior periods                                     0.00
               (B)      Servicer Fee and unpaid Servicer Fee                                                  0.00
               (C)      Servicing Charges inadvertently deposited in Collection Account                       0.00

     (iv)      Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                        0.00

     (v)       Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                            0.00

     (vi)      Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                          0.00

     (vii)     Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                       0.00

     (viii)    Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                  0.00

     (ix)      Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                    0.00

     (x)       Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]         0.00

     (xi)      Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]            0.00

     (xii)     Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]   0.00
               provided no restricting event exists

     (xiii)    Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]  0.00 provided no restricting event or issuer restricting event exists

     (xiv)     Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                             0.00

     (xv)      Prepayments optionally transferred to collection account and disbursed in consideration
               of the transfer of New Transferred Property not in excess of $5,000,000 [6.06 c (xv)]          0.00

     (xvi)     To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                   0.00


     REVIEWED BY:



     --------------------------
     CRAIG SPENCER
     CHIEF ACCOUNTING OFFICER


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